Project Tiger

Initial Report

October 18, 2010

Disclaimer

The following pages contain material that was provided to the Special Committee of the Board of Directors (the "Special Committee") of Tiger (the "Company") by Berenson & Company, LLC ("Berenson"). The accompanying material was compiled or prepared on a confidential basis solely for consideration by the Special Committee and not with a view toward public disclosure under state and federal securities laws and no part of it may be reproduced, distributed or transmitted without the prior consent of Berenson. The information contained in this material was obtained from the Company and other publicly available sources, and Berenson has relied upon such information without independent verification thereof. These materials are being provided in connection with an actual engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Berenson. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities described herein.

Any estimates and projections for the Company contained herein have been prepared by the management of the Company, were obtained from publicly available sources or are based upon such estimates and projections. The projections contained herein may or may not be achieved and differences between projected results and those actually achieved may be material. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Any views or terms contained herein are preliminary only, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are therefore subject to change. We undertake no obligation or responsibility to update any of the information contained in this document.

Because these materials were prepared for use in the context of a presentation to the Special Committee, the material was not prepared to comply with the disclosure standards set forth under state and federal securities laws and, to the extent the material may be considered by readers not as familiar with the business and affairs of the Company as the Special Committee, neither the Company nor Berenson nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Special Committee.

IRS Circular 230 Disclosure: Berenson and its affiliates do not provide tax advice. Please note that (i) any discussion of U.S. tax matters contained in this communication (including any attachments) cannot be used by you for the purpose of avoiding tax penalties; (ii) this communication was written to support the promotion or marketing of the matters addressed herein; and (iii) you should seek advice based on your particular circumstances from an independent tax advisor.

Table of Contents

I. Company Financial Projections

Forecasting Process for Company Financial Projections

- 9/24: Call with Tiger Management (Randy Harp, Steve Williamson, Melanie Lawson) to discuss process and initial diligence items
  - Received initial diligence items, including 2010 budget, 5-year projection model from 2009 and historical member and associate statistics
- 9/27: Meeting in Ada with Tiger Management to discuss:
  - Detailed due diligence items and Management's views on near- and longer-term membership and profitability metrics
  - Received additional diligence materials
- 9/29-9/30: Follow up meetings in Ada with Tiger Management to discuss:
  - Detailed financial model assumptions with Steve and Melanie
  - Potential or existing legal liabilities with Keri Prince
  - Regulatory environment / requirements with Kathy Pinson
  - Growth opportunities with Mark Brown (phone discussion)
- 10/1-10/8: Several conference calls with senior management team and significant number of information requests filled
  - Several iterations of financial model with management
- 10/10: Meeting with Mark Brown in Dallas to discuss prospective growth rates and marketing plan
- 10/12: Call with management to further refine the financial projections
- 10/14: Received final financial projections from Randy Harp and Steve Williamson

Five Year Business Plan: Update

Changes Subsequent to 10/11/2010 Special Committee Meeting

- Income Statement:
  - Membership fees:
    - Annual fees on new memberships decreased from $333 to $326: Historically lower average fees due to group business
    - Annual fees on existing new membership increased from $297 to $298
      - Grows at 1.0% thereafter (previously assumed 1.5% growth)
  - G&A Expenses: No growth assumed for employee salaries and related benefit expenses in each year with flat to negative membership growth
    - Previously assumed to increase by 3.0% in each year
- Balance Sheet:
  - Wells Fargo term loan refinancing: refinancing assumed to close at year-end 2010
    - Previously assumed to close in 2011
    - Corresponding share repurchase assumed to occur at year-end 2010

Key Driver: Net Memberships Produced


Historical
Projections
Net Production (in 000s)
100
50
0
(50)
(100)
(4)
37
(17)
(12)
(52)
(75)
4
16
36
56
74
2006
2007
2008
2009
LTM(1)
2010E(2)
2011E
2012E
2013E
2014E
2015E

Source: Company documents, company filings and company management.
(1) LTM as of 9/30/10.
(2) Includes actual net production through 9/30/10.

Berenson &company

Summary Company Five-Year Projections

	Fiscal Year Ended December 31,						'10E - '15E	
Income Statement Projections	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**	**CAGR**	**Total Gr.**
Revenue								
Membership Fees	$423.7	$415.4	$421.9	$433.2	$450.4	$473.2	2.2%	11.7%
Other Revenue (1)	28.0	34.4	35.8	38.0	40.9	44.2		
Total Revenue	**$451.7**	**$449.8**	**$457.6**	**$471.3**	**$491.3**	**$517.4**		
Costs								
Membership Benefits	($142.0)	($139.2)	($141.3)	($145.1)	($150.9)	($158.5)		
Commission Payments to Associates	(117.1)	(113.8)	(116.5)	(123.9)	(133.9)	(146.0)		
General and Administrative	(49.2)	(50.0)	(50.7)	(51.9)	(53.3)	(55.2)		
Other Costs (2)	(25.8)	(32.4)	(33.9)	(36.1)	(38.8)	(41.9)		
Total Costs	($334.0)	($335.3)	($342.4)	($357.0)	($376.9)	($401.6)		
EBITDA	**$117.7**	**$114.5**	**$115.2**	**$114.3**	**$114.3**	**$115.8**	**(0.3%)**	**(1.7%)**
Depreciation and Amortization	(7.8)	(7.8)	(7.7)	(6.7)	(6.8)	(6.7)		
EBIT	$110.0	$106.7	$107.5	$107.6	$107.5	$109.1		
Interest Income, Net	0.6	(7.7)	(5.5)	(3.1)	(0.9)	1.3		
Pre-Tax Income	$110.6	$99.0	$102.1	$104.4	$106.6	$110.4		
Income Tax Expense	(43.0)	(38.8)	(40.1)	(41.2)	(42.1)	(43.7)		
Net Income	**$67.6**	**$60.2**	**$62.0**	**$63.3**	**$64.5**	**$66.7**	**(0.3%)**	**(1.4%)**
Average Common Shares Outstanding	9.8	6.4	6.2	6.0	5.7	5.4		
Earnings Per Share	$6.89	$9.47	$10.01	$10.60	$11.36	$12.39		
Membership Statistics								
Beginning Memberships	1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318		
New Memberships	509,598	503,148	515,168	547,820	591,969	645,454		
Cancelled Memberships (3)	(584,448)	(499,573)	(499,110)	(511,372)	(536,466)	(571,767)		
Total Ending Memberships	**1,472,735**	**1,476,310**	**1,492,367**	**1,528,815**	**1,584,318**	**1,658,006**	**2.4%**	**12.6%**
Beginning Associates	477,208	487,431	468,604	476,428	495,046	520,110		
New Associates	146,611	110,000	121,000	133,100	146,410	161,051		
Cancelled Associates (3)	(136,388)	(128,827)	(113,176)	(114,482)	(121,346)	(130,750)		
Total Ending Associates	**487,431**	**468,604**	**476,428**	**495,046**	**520,110**	**550,411**	**2.5%**	**12.9%**

Source: Company documents, company filings and company management.
Note: Dollars in millions except per share data.
(1) Other Revenue includes Associate Services Revenue, Deferred Enrollment Fees, Agency Revenue, Ada Travel Revenue and other.
(2) Other Costs includes Associate Services and Direct Marketing, Premium Taxes and Litigation Accrual.
(3) Cancellations include pre-existing members / associates and members / associates who signed up within one year.

Berenson &company

Summary Company Five-Year Projections *(Continued)*

	Fiscal Year Ended December 31,					
Key Statistics and Rates	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Income Statement Statistics						
Membership Fees Growth Rate	(0.6%)	(2.0%)	1.6%	2.7%	4.0%	5.1%
Membership Benefits Margin (% of Membership Fees)	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%
Commission Margin (% of Membership Fees)	27.6%	27.4%	27.6%	28.6%	29.7%	30.8%
General and Administrative Expense Margin	10.9%	11.1%	11.1%	11.0%	10.9%	10.7%
Membership Rates						
Average Annual Membership Fee	$301.0	$303.7	$306.4	$309.2	$311.9	$314.7
Average Annual New Membership Fee	325.9	325.9	325.9	325.9	325.9	325.9
Up-Front Fee Per New Associate	67.3	149.0	149.0	149.0	149.0	149.0
Total Membership Growth Rate	**(4.8%)**	**0.2%**	**1.1%**	**2.4%**	**3.6%**	**4.7%**
New Memberships Produced Per New Associate	0.79	0.89	0.99	1.09	1.19	1.29
New Memberships Produced Per Existing Associate	0.95	0.95	0.95	0.95	0.95	0.95

	Fiscal Year Ended December 31,					
Summary Balance Sheet and Cash Flow Projections	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Select Balance Sheet Items						
Cash	$44.5	$53.0	$62.0	$58.5	$55.0	$51.6
Available For Sale Investments	28.6	22.9	23.2	23.7	24.5	25.5
Investment Pledged	4.1	4.1	4.1	4.1	4.1	4.1
Total Liabilities	$276.6	$234.0	$193.4	$155.2	$117.8	$81.3
Shareholders' Equity	(108.1)	(59.1)	(9.6)	27.0	63.5	100.0
Total Book Capitalization	$168.5	$174.8	$183.8	$182.2	$181.3	$181.4
Select Cash Flow Items						
Operating Cash Flow	$67.5	$62.3	$69.2	$69.7	$71.3	$73.7
Capital Expenditures	3.1	5.0	5.0	5.0	5.0	5.0
Share Repurchases ($)	$213.6	$11.2	$12.5	$26.7	$28.0	$30.1
Share Repurchases (mm Shares)	3.6	0.2	0.1	0.3	0.3	0.3

Source: Company documents, company filings and company management.
Note: Dollars in millions.

Berenson &company

II. Valuation Analysis

Key Valuation Considerations

- No direct comparable publicly-traded companies
  - Analyzed a number of industries with certain similar characteristics (e.g., business model, services provided, end user, etc.) to determine a set of companies comparable to Tiger
- No recent relevant M&A precedent transactions with disclosed financial information
- Public comparables and M&A precedent transactions have wide valuation ranges
- Relatively illiquid stock
- Large closely-held positions

Summary of Valuation Methodologies

- Select Comparable Companies Analysis – Examines valuation statistics of select publicly-traded comparable companies
- Precedent Transactions Analysis – Examines valuation statistics paid by acquirers of comparable companies
- Premiums Paid Analysis – Analyzes historical premiums paid for acquisitions of public companies
- Discounted Cash Flow Analysis – Analyzes the net present value of Company's projected free cash flow, on an unlevered basis, using a range of discount and perpetuity growth rate (and corresponding implied terminal EBITDA multiple) valuation statistics
- Leveraged Buy-Out Analysis – Analyzes the internal rates of return to a financial buyer using the Company's projected cash flows with a range of leverage assumptions and exit EBITDA multiples

Berenson &company

Tiger: Comparable Public Company Overview

- Determining a set of public comparables for Tiger:
  - No direct publicly-traded comparable companies available
  - Analyzed a number of industries with certain similar characteristics (e.g., business model, services provided, end user, etc.)

	Types of business	Similarities	Differences
Business Professional Services	▪ Outsourcing ▪ Specialty Consulting ▪ Employee Recruiting	▪ Providers of professional advice ▪ Certain companies target small- to mid-sized businesses	▪ Not subscription-based ▪ Consulting services track different demand profile than legal services ▪ Caters to businesses
Consumer Professional Services	▪ Tax and accounting services	▪ Provides professional services to individuals and small businesses at low cost relative to higher end and more bespoke service providers ▪ Similar demographic / income profile	▪ Not subscription-based ▪ Seasonality of tax services ▪ Intuit is a software driven business model
Health Clubs / Fitness	▪ Gyms and consumer fitness services	▪ Subscription-based model ▪ Serves individual customers	▪ Highly discretionary ▪ May have different customer retention patterns
Public Law Firms (International Only)	▪ International legal providers	▪ Legal service ▪ Similar end user	▪ Not subscription-based ▪ International ▪ Different liability / risk issues
Multi-Level Marketers	▪ Cosmetics ▪ Nutritional products ▪ Houseware	▪ Business model ▪ Sales force driven ▪ Large network of independent affiliates	▪ Not subscription-based ▪ Larger diversified business models ▪ Different product offering ▪ Highly discretionary

Comparison of Current Trading Performance

TEV / LTM EBITDA (1)



11.1x
9.5x
9.7x
6.7x
5.0x
4.0x
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

TEV / 2010E EBITDA (1)



9.1x
8.1x
9.1x
5.9x
5.5x
4.4x
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Note: Market data as of 10/15/2010.
(1) See Appendix pp. 71-72 for details. Represents median multiples for each respective comparables group.

Berenson &company

Comparison of Current Trading Performance

Price / LTM Earnings [1]


9.4x
20.5x
16.8x
17.4x
10.3x
16.3x
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Price / 2010E Earnings [1]


8.0x
15.8x
13.3x
16.5x
9.6x
14.9x
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Note: Market data as of 10/15/2010.
(1) See Appendix pp. 71-72 for details. Represents median multiples for each respective comparables group.

Berenson &company

Historical Trading Multiples

TEV / LTM EBITDA

		Averages		
	Current	6 Months	3 Years	5 Years
Tiger	5.0x	4.8x	4.9x	6.2x
Business Professional Services	11.1x	9.4x	7.1x	8.2x
Consumer Professional Services	4.0x	5.9x	8.7x	9.6x
Health Clubs / Fitness	9.5x	9.3x	8.4x	10.9x
International Legal Providers	6.7x	6.7x	8.9x	9.0x
Multi-Level Marketers	9.7x	9.0x	8.7x	9.4x
Average Peers (1)	9.5x	8.1x	8.4x	9.4x
Tiger Discount to Peers	(47%)	(40%)	(42%)	(35%)
Average Discount to Peers	(41%)			

Price / LTM Earnings

		Averages		
	Current	6 Months	3 Years	5 Years
Tiger	9.4x	9.3x	9.4x	11.7x
Business Professional Services	20.5x	19.9x	17.2x	18.8x
Consumer Professional Services	16.8x	17.8x	15.5x	18.3x
Health Clubs / Fitness	17.4x	15.8x	13.7x	17.9x
International Legal Providers	10.3x	9.3x	9.8x	9.9x
Multi-Level Marketers	16.3x	16.2x	17.2x	17.9x
Average Peers (1)	17.0x	15.8x	14.7x	16.6x
Tiger Discount to Peers	(44%)	(41%)	(36%)	(30%)
Average Discount to Peers	(38%)			

➢ Tiger has historically traded below the selected peer groups. Reasons may include:

- Relative growth profile
- Lack of direct, pure-play peer group
- Relative reinvestment requirements: associate commissions are similar to capital expenditures

Source: Factset as of 10/15/10. Current market data as of 10/15/10.
Note: Excludes TEV / LTM EBITDA multiples greater than 20.0x and P/E multiples greater than 35.0x as outliers.
(1) Current period average peers reflects median of individual companies. Other time period calculations based on average of the sub-categories.

Berenson &company

Comparable Public Company Analysis: Valuation Summary

- Reviewed trading statistics for Tiger's comparable public companies over a 5-Year period:
  - Tiger has historically traded at a discount to its selected peer group
- Applied a 40% discount to the total median of the TEV / EBITDA multiples for Tiger's peer group and determined the trading ranges by applying a 1.0x plus/minus sensitivity:
  - 8.5x to 10.5x for TEV / LTM EBITDA (1)
  - 8.0x to 10.0x for TEV / 2010E EBITDA (1)
- Applied a 40% discount to the total median of the Price / Earnings multiples for Tiger's peer group and determined the trading ranges by applying a 1.0x plus/minus sensitivity:
  - 16.0x to 18.0x for Price / LTM Earnings (1)
  - 14.0x to 16.0x for Price / 2010E Earnings (1)

Comparable TEV / LTM EBITDA	Comparable TEV / 2010E EBITDA	Comparable Price / LTM Earnings	Comparable Price / 2010E Earnings
LTM Tiger EBITDA (2)	2010E Tiger EBITDA	LTM Tiger Net Income (2)	2010E Tiger Net Income
$102mm	$118mm	$57mm	$68mm
Multiple Range	Multiple Range	Multiple Range	Multiple Range
5.1x - 6.3x	4.8x - 6.0x	9.6x - 10.8x	8.4x - 9.6x
Implied Share Price (3)	Implied Share Price (3)	Implied Share Price (3)	Implied Share Price (3)
$55.75 - $68.25	$60.25 - $74.75	$56.00 - $63.00	$58.00 - $66.25

(1) Valuation ranges pre-discount.
(2) LTM as of 6/30/2010.
(3) Share price calculated using shares outstanding as of 9/30/10.

M&A Precedent Transaction Overview

- Berenson applied the following criteria in selecting M&A precedent transactions for Tiger:

Time Period	▪ From 2005 to 2010 [(1)]	
Key Searches	▪ Advisory ▪ Consulting ▪ Consumer Alarm Systems ▪ Health Clubs	▪ Legal Providers ▪ Network Marketing ▪ Professional Services ▪ Tax Preparation
Deal Value	▪ From $100 million to $5 billion	
Other Criteria	▪ Selected transactions that have available data for revenue and EBITDA for target	
Sources	▪ Company filings ▪ Wall Street research ▪ Dealogic	▪ Company press releases ▪ News articles ▪ Capital IQ

(1) Longer time periods reviewed for transactions involving select publicly traded comparable companies and consumer alarm systems sub-sector.

Summary of M&A Precedent Transaction Multiples (1)

TEV / EBITDA LTM (2)


30.6x
12.7x
8.0x
8.0x
6.7x
Business Professional Services
Consumer Alarm Systems
Consumer Professional Services
Health Clubs / Fitness
Multi-Level Marketers

(1) See Appendix pp. 73-74 for details.
(2) No data available for International Legal Providers.

M&A Precedent Transaction Analysis: Valuation Summary

- Reviewed relevant M&A precedent transactions
- Applied a 40% discount to the total median of the TEV / EBITDA multiples for the relevant M&A precedent transactions and determined the valuation ranges by applying a 1.0x plus/minus sensitivity:
  - 7.0x to 9.0x for TEV / LTM EBITDA (1)

Precedent Transactions Analysis
LTM Tiger EBITDA (2) $102mm
Multiple Range 4.2x - 5.4x
Implied Share Price (3) $46.25 - $58.75

(1) Valuation ranges pre-discount.
(2) LTM as of 6/30/2010.
(3) Implied share price calculated using shares outstanding as of 9/30/10.

Summary of Premiums Paid Analysis (1)

Equity Value Premium on Going Private Transactions (2)


22%
19%
23%
20%
25%
20%
One Day
One Week
One Month
Mean
Median

Equity Value Premium on All Transactions (3)


26%
23%
27%
25%
32%
26%
One Day
One Week
One Month
Mean
Median

Source: Capital IQ.
(1) See Appendix pp. 75-77 for details.
(2) All going private transactions in the U.S. over the last five years between $300 million and $1 billion.
(3) All transactions in the U.S. over the last five years between $450 million and $700 million.

Berenson &company

Premiums Paid Analysis: Valuation Summary

- Reviewed premiums for U.S. M&A transactions over the last five years
  - All transactions ranging from $450 million to $700 million
  - Going private transactions from $300 million to $1 billion
- Applied a 10% - 30% premium to Tiger's 30-day, 180-day and 360-day average prices

Premiums Paid Analysis (30-Day Average as of 10/15/2010)
Average Price
$61.19
Premium Range
10% - 30%
Implied Share Price
$67.31 - $79.55

Premiums Paid Analysis (180-Day Average as of 10/15/2010)
Average Price
$50.91
Premium Range
10% - 30%
Implied Share Price
$56.00 - $66.19

Premiums Paid Analysis (360-Day Average as of 10/15/2010)
Average Price
$45.71
Premium Range
10% - 30%
Implied Share Price
$50.28 - $59.43

Source: Capital IQ.

Berenson &company

Discounted Cash Flow Analysis: Assumptions

- Net present value of future cash flows calculated as of 12/31/10
- Company financial projections (2011E – 2015E) utilized for analysis
- Cash balance of $44.5 million and debt balance of $19.0 million as of 12/31/10
- Fully diluted common shares outstanding of 9.8 million
- Range of weighted average cost of capital of 11.00% to 14.00%
- Range of terminal perpetuity growth rates of (2.00%) to 2.00%
  - Applied to 2015E unlevered free cash flows to determine terminal value
- Tax rates of 39.2% to 39.6% for 2011E through 2015E

Weighted Average Cost of Capital Analysis

- Market risk premium represents the expected long-term return of the S&P 500 less the 20-year Treasury Bond yield
- Discounted Cash Flow analysis assumes a WACC range of 11.0% to 14.0%

WACC Calculations		% of Total Capitalization
Risk-Free Rate ("R_f") (1)	3.28%	
Market Equity Risk Premium (2)	6.70%	
Unlevered Equity Beta	0.91	
Relevered Equity Beta ("b_E") (3)	0.91	
Adjusted Equity Risk Premium	6.12%	
Size Premium (4)	2.49%	
Liquidity Premium (5)	--%	
Cost of Equity (6)	11.89%	100.0%
Cost of Debt ("K_D")	7.00%	0.0%
WACC (7)	**11.89%**	**100.0%**

Weighted Average Cost of Capital

Equity Beta	Liquidity Premium (5): --%	1.0%	2.0%	3.0%	4.0%
0.81	11.22%	12.22%	13.22%	14.22%	15.22%
0.86	11.55%	12.55%	13.55%	14.55%	15.55%
0.91	11.89%	12.89%	13.89%	14.89%	15.89%
0.96	12.22%	13.22%	14.22%	15.22%	16.22%
1.01	12.56%	13.56%	14.56%	15.56%	16.56%

Equity Beta	Leverage (8): --%	12.5%	25.0%	37.5%	50.0%
0.81	11.22%	10.83%	10.44%	10.05%	9.66%
0.86	11.55%	11.15%	10.74%	10.34%	9.93%
0.91	11.89%	11.47%	11.05%	10.63%	10.21%
0.96	12.22%	11.79%	11.35%	10.92%	10.48%
1.01	12.56%	12.11%	11.66%	11.21%	10.76%

Source: Bloomberg, company filings and 2010 Ibbotson Risk Premia Over Time Report.

(1) 20-yr U.S. treasury bond yield as of 10/15/2010.
(2) Long-horizon expected equity risk premium of 6.7%.
(3) Tiger relevered two-year daily equity beta delevered at current capital structure.
(4) Size premium for $432- $685 million market capitalization – 2.49%.
(5) Per Ibbotson Associates, liquidity premium can be up to or greater than 5.0%.
*(6) Cost of Equity = Risk-Free Rate (R_f) + Equity Beta (b_E) * Market Equity Risk Premium (R_m) + Size Premium + Liquidity Premium.*
*(7) WACC = [(Cost of Equity) * %E] + [K_D * (1 - tax rate) * %D]. Assumes cost of debt remains constant.*
(8) Leverage = Net Debt / (Net Debt + Market Capitalization).

Berenson &company

Discounted Cash Flow Analysis

Free Cash Flow Buildup	Fiscal Year Ending December 31, 2011E	2012E	2013E	2014E	2015E
EBITDA	$114.5	$115.2	$114.3	$114.3	$115.8
Depreciation and Amortization	(7.8)	(7.7)	(6.7)	(6.8)	(6.7)
EBIT	$106.7	$107.5	$107.6	$107.5	$109.1
Pre-Interest Income Tax Expense	(41.7)	(42.2)	(42.3)	(42.4)	(43.1)
EBIT After Tax	$65.0	$65.4	$65.3	$65.2	$66.0
Plus: Depreciation and Amortization	7.8	7.7	6.7	6.8	6.7
Less: Change in Net Working Capital	(5.1)	(0.3)	(0.1)	0.2	0.5
Less: Capital Expenditures	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Less: Sale / (Purchase) of Available for Sale Investments	5.7	(0.3)	(0.5)	(0.8)	(1.0)
Unlevered Free Cash Flow	$68.4	$67.5	$66.4	$66.4	$67.2

Total Enterprise Value Buildup	
2015E Free Cash Flow	$67.2
Perpetuity Growth Rate	–%
Terminal Value	$560.2
NPV of Unlevered Free Cash Flows [1]	$242.4
NPV of Terminal Value [1]	317.9
Implied Total Enterprise Value	$560.3
Plus: Cash	44.5
Less: Debt	(19.0)
Implied Equity Value	$585.8
Fully Diluted Shares Outstanding	9.8
Implied Equity Value Per Share	$59.82

Share Price: WACC vs. Perpetuity Growth Rate					
	Implied Terminal EBITDA Multiple				
	4.06x	4.42x	4.84x	5.33x	5.92x
	Perpetuity Growth Rate				
WACC	(2.00%)	(1.00%)	–%	1.00%	2.00%
11.00%	$58.70	$61.60	$65.02	$69.13	$74.16
12.00%	54.63	57.03	59.82	63.13	67.09
13.00%	51.11	53.11	55.42	58.12	61.31
14.00%	48.02	49.72	51.65	53.89	56.49

Discounted Cash Flow Analysis
Discount Rate
11.00% - 14.00%
Perp. Gr. / Term Mult.
(2.0%) - 2.0%/4.1x - 5.9x
Implied Share Price
$48.00 - $74.25

Note: Dollars in millions except per share data.
(1) Net Present Value ("NPV") based on a discount rate of 12.00%.

Berenson &company

Leveraged Buyout Analysis: Assumptions

- Transaction assumed to close at 12/31/10
- Company financial projections (2011E – 2015E) utilized for analysis
- Leverage assumptions:
  - $175 million to $375 million of total debt
  - Weighted average interest rates ranging from 6.29% to 7.60%
- Maintains minimum cash balance of $15 million (1)
- Exit TEV / EBITDA multiple ranging from 4.5x to 6.0x

Sources (2)

	Amount	Interest Rate	% of Total Sources	Debt / LTM EBITDA (3)
Existing Cash	$44.5		6.9%	--
Revolver	--	7.00%	--%	0.0x
Senior Term Loan	300.0	7.00%	46.8%	2.9x
Second Lien Facility	75.0	10.00%	11.7%	0.7x
Sponsor Equity	222.1		34.6%	--
Total Sources of Funds	$641.6		100.0%	3.7x

Uses (2)

	Amount
Purchase of Equity ($60.00 per share)	$587.6
Minimum Cash Balance (1)	15.0
Retirement of Existing Debt	19.0
Transaction Fees	20.0
Total Uses of Funds	$641.6

Note: All dollars in millions.
(1) Per Company management.
(2) Cowboy proposal letter, Morgan Stanley commitment letter and Berenson estimates.
(3) LTM EBITDA of $101.9 million as of 6/30/2010.

Berenson &company

Leveraged Buyout Analysis: Return Sensitivities

Return Sensitivities (1)

$175mm of Leverage

Purchase Price vs. EBITDA Exit Multiple					
Implied Entry Multiple		Purchase	2015P EBITDA Exit Multiple		
LTM 6/30/10 (2)	2010E (2)	Price	4.5x	5.0x	6.0x
4.1x	3.6x	$45.00	20.8%	22.8%	26.4%
4.6x	4.0x	50.00	16.8%	18.7%	22.2%
5.1x	4.4x	55.00	13.4%	15.3%	18.7%
5.6x	4.8x	60.00	10.6%	12.4%	15.8%
6.0x	5.2x	65.00	8.1%	9.9%	13.2%
6.5x	5.6x	70.00	5.9%	7.7%	10.9%

$375mm of Leverage

Purchase Price vs. EBITDA Exit Multiple					
Implied Entry Multiple		Purchase	2015P EBITDA Exit Multiple		
LTM 6/30/10 (2)	2010E (2)	Price	4.5x	5.0x	6.0x
4.1x	3.6x	$45.00	42.5%	46.0%	52.3%
4.6x	4.0x	50.00	28.9%	32.1%	37.7%
5.1x	4.4x	55.00	20.6%	23.6%	28.9%
5.6x	4.8x	60.00	14.7%	17.6%	22.6%
6.0x	5.2x	65.00	10.2%	13.0%	17.8%
6.5x	5.6x	70.00	6.6%	9.3%	14.0%

Note: All dollars in millions.
(1) Cost of debt increases by 1.00% for every $100mm of leverage.
(2) Implied TEV / EBITDA entry multiple based on LTM EBITDA of $101.9mm and 2010E EBITDA of $117.7mm.

Berenson &company

Leveraged Buyout Analysis: Valuation Summary

- Valuation analysis below reflects corresponding offer price ranges for targeted internal rate of return of 17.5% - 25.0%
- Leverage assumptions:
  - $375 million of total debt
  - Weighted average interest rate of 7.60%

Leveraged Buyout Analysis
Required IRR
17.5% - 25.0%
Exit Multiple Range
4.5x - 6.0x
Implied Share Price
$52.00 - $65.25

Implied Share Price		
	Exit Multiple	
IRR	4.5x	6.0x
17.5%	$57.45	$65.36
25.0%	52.09	57.90

Berenson &company

Valuation Overview


$85.00
$65.00
$45.00
$25.00
Tiger Share Price
$67.67
$33.27
$74.75
$55.75
$58.75
$46.25
$79.50
$50.25
$74.25
$48.00
$65.25
$52.00
Offer Price $60.00
Current Price (1) $55.06

Market Price	Comparable Public Companies Analysis	Precedent Transactions Analysis	Premiums Paid Analysis (10.00% - 30.00% Premium)	Discounted Cash Flow Analysis	Leveraged Buyout Analysis
52-Week High $67.67	TEV / EBITDA Range $55.75 - $74.75	LTM Tiger EBITDA [2] $102mm	30 - 360 Day Avg. Range $45.71 - $61.19	Discount Rate 11.00% - 14.00%	Required IRR 17.5% - 25.0%
52-Week Low $33.27	Price / Earnings Range $56.00 - $66.25	Multiple Range 4.2x - 5.4x	Premium 10% - 30%	Perp. Gr. / Term Mult. (2.0%) - 2.0%/4.1x - 5.9x	Exit Multiple Range 4.5x - 6.0x
Implied Share Price $33.27 - $67.67	Implied Share Price $55.75 - $74.75	Implied Share Price $46.25 - $58.75	Implied Share Price $50.25 - $79.50	Implied Share Price $48.00 - $74.25	Implied Share Price $52.00 - $65.25

(1) As of 10/15/2010.
(2) LTM as of 6/30/2010.

Berenson &company

III. Situation Overview

Recent Events

- February-March 2010 – Contact with Lindsay Goldberg & Bessemer and MidOcean Partners
- April 2010
  - Management discusses potential pursuit of equity partners with Board of Directors
- May 2010 – Confidentiality agreement signed with Cowboy
- May 2010 – September 2010
  - Cowboy commences significant due diligence effort
  - Cowboy retains McKinsey & Co. to perform diligence on the Company and its markets
  - Cowboy retains Goldman Sachs as financial advisor and secures financing commitment letter from Morgan Stanley
- September 22, 2010 – Cowboy submits offer letter, draft merger agreement and financing commitment letter to acquire 100% of common stock for $60.00 per share
- September 22, 2010 – Special Committee established to evaluate strategic alternatives
- September 23 and September 28, 2010 – Special Committee meetings held
- October 11, 2010 – Special Committee meets with Berenson & Company and Mayer Brown to review and discuss preliminary Initial Report

Cowboy Offer Summary

Offer Price	➢ $60.00 per share, implied equity value and total enterprise value of $597 million [(1)] and $573 million [(1)], respectively
Implied Premium / (Discount)	➢ 9% premium to Tiger's current share price of $55.06 (as of 10/15/2010) ➢ (2%) discount to Tiger's one-month average share price of $61.19 ➢ 18% premium to Tiger's six-month average share price of $50.91 ➢ 31% premium to Tiger's one-year average share price $45.71
Debt Financing	➢ Debt commitment letter from Morgan Stanley ➢ Expired on 9/30/10 (extension clause available) ➢ Redacted fee letter provided ➢ Minimum equity / total capitalization ratio of 35% ➢ Maximum leverage at closing of 3.65x
Conditions to Deal Closing	➢ No due diligence requirement from Cowboy ➢ Customary conditions to closing, including shareholder and regulatory (including anti-trust and insurance regulatory authorities) approvals ➢ Consummation of debt financing
Deal Termination Fee	➢ Each party owes the other termination fee in certain circumstances ➢ Dollar amounts TBD ➢ Reduced termination fee to each party in certain circumstances
"Go Shop"	➢ Tiger would be permitted to actively solicit other proposals for a period of time after signing

Source: Cowboy proposal letter, Morgan Stanley commitment letter and Capital IQ.
(1) As of 6/30/2010.

IV. Process Considerations and Next Steps

Discussion of Tiger's Strategic Alternatives

	Status Quo	Pursue Sale to Cowboy	Full Sale Process
Overview	▪ Decline Cowboy's current offer / proposal ▪ Focus on Company's current initiative to drive membership growth (e.g., Fast Start) ▪ Continue to repurchase common shares	▪ Negotiate offer and attempt to execute merger agreement ▪ Resist exclusivity so as to allow market check pre-signing ▪ Run Go-Shop process post-signing to continue to test market	▪ Conduct a broader sale process ▪ Typical process takes 3-4 months between launching and signing
Considerations	▪ Succession issues ▪ Founder issues ▪ Major shareholder concern ▪ Ability to successfully execute initiatives and reverse negative trends ▪ Company's valuation in the public markets, both near-term and longer-term ▪ Potential direct shareholder offer from Cowboy ▪ Disclosure ▪ SEC investigation	▪ Ability to achieve higher value and negotiate better terms from Cowboy ▪ Timing associated with negotiations and potential Go-Shop period ▪ Financing contingency ▪ No further diligence required ▪ Potential disruption to business generated by a Go-Shop process ▪ Disclosure	▪ Potential to achieve higher value and negotiate better terms than current Cowboy offer ▪ Timing associated with a full sale process and financing ▪ Ability to retain Cowboy as an interested party ▪ Potential disruption to business generated by a sale process ▪ Potential direct shareholder offer from Cowboy ▪ Disclosure ▪ SEC investigation

Other Strategic Alternatives: Leveraged Recapitalization

Assumptions

- $175 million of new debt at 5.00%
- Use of proceeds:
  - Tender approximately $164 million in common stock (2.3 to 2.7 million shares)
  - Repay existing Wells Fargo term loan of $9 million
- Per-share value:
  - 2015E implied share price calculated using 5.0x TEV / EBITDA multiple
  - Implied share price discounted at respective discount rate

Considerations

- Provides near-term liquidity but reduces long-term liquidity in stock
- Increased leverage
- Need to balance tender price with long-term shareholder value
- Reduced market capitalization

Share Value: Discount Rate vs. Tender Price

Discount	Stock Tender Price		
Rate	$60.00	$65.00	$70.00
12.00%	$61.90	$60.11	$58.66
14.00%	56.66	55.02	53.69
16.00%	51.94	50.44	49.22

Source: Company financial projections and Berenson estimates.
Note: Analysis above does not assume general, ongoing share buybacks.

Berenson &company

Other Strategic Alternatives: Dividend Analysis

Assumptions

- $1.00 per share quarterly dividend [(1)] (implies a 6.7% yield at $60.00 and a 58% payout ratio [(2)])
- Current debt obligations mature at contractual dates
- Per-share value calculation:
  - Annual dividends
  - 2015E implied share price calculated using 5.0x TEV / EBITDA multiple
  - Annual dividends and 2015E implied share price discounted at respective discount rate

Considerations

- Potential to attract new investors
- Ability to maintain and increase dividend
- Reduced capital for increasing memberships and other capital-intensive programs
- Lower risk businesses trade at yields between 3% and 6%

Share Value: Discount Rate vs. Dividend

Discount Rate	Annual Dividend Per Share		
	$3.50	$4.00	$4.50
12.00%	$58.91	$59.25	$59.59
14.00%	54.39	54.77	55.14
16.00%	50.31	50.71	51.12

Source: Company financial projections and Berenson estimates.
Note: Analysis above does not assume general, ongoing share buybacks.
(1) Pro forma dividend policy based on guidance by Company management.
(2) Based on 2010E earnings per share of $6.89.

Illustrative Timeline: Proceeding with Current Cowboy Offer

October

S	M	T	W	R	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

November

S	M	T	W	R	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

December

S	M	T	W	R	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

January

S	M	T	W	R	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

Denotes holiday (November 25, December 24, January 17)

Week of:	Event
10/18	▪ Begin formal discussions / negotiations with Cowboy and Goldman Sachs ▪ Berenson to prepare short form marketing materials for "go-shop" process ▪ Begin to test market if able to resist exclusivity
11/1	▪ Meeting of Board of Directors of Tiger ▪ Execute and publicly announce merger agreement ▪ Commence "go-shop" marketing
11/22	▪ File preliminary proxy ▪ "Go-shop" marketing continues
Q1 2011	▪ Shareholder vote (assuming no superior proposal during "go shop" period) ▪ All approvals including regulatory and closing (insurance approvals expected to take approximately 90 days)

Berenson &company

Indicative Sale Process Timeline

- Two-stage auction process
- Target both strategic and financial buyers
  - Likely to target a greater number of financial buyers given limited strategic parties


Week Beginning
10/18
10/25
11/01
11/08
11/15
11/22
11/29
12/06
12/13
12/20
12/27
1/03
1/10
1/17
1/24
1/31
Process Preparation
Create Initial Potential Buyer List
Develop Teaser Document and Confidential Information Memorandum ("CIM")
Begin Preparing Virtual Data Room
Contact / Screen Likely Buyers with Teaser
First Round
Execute Confidentiality Agreements and Send CIM and 1st-Round Process Letter
Draft Merger Agreement ("Agreement")
First Round Bid Deadline (December 8, 2010)
Second Round
Select Second Round Bidders
Management Presentations
Provide Data Room Access and Requested Due Diligence Materials
Distribute Form of Agreement
Second Round Deadline for Final Bids and Agreements (January 19, 2011)
Final Bids
Select Final Bidder
Negotiate Agreement
Special Committee Board Meetings
Execute Agreement and Prepare Regulatory Submissions
Announce Transaction

Berenson &company

Representative Potential Buyers

Strategic Partners		
Company	**Industry**	**Size**
Allstate	Insurance	$131B in assets
ARAG	Legal Protection Insurance	Over $2B in revenue
GE / Legal Services Plan of America	Legal Protection Insurance	NA
H&R BLOCK	Tax Preparation	$4B in revenue
MetLife	Insurance	$574B in assets
PRIMERICA	Insurance	$9B in assets

Financial Sponsors	
Company	**AUM ($B)**
Advent International	$14
American Securities	6
Angelo, Gordon & Co.	23
Catterton Partners	3
Clayton Dubilier & Rice	12
Freeman Spogli & Co.	3
General Atlantic	15
Golden Gate Capital	9
GTCR	8
Leonard Green & Partners	9
Lindsay Goldberg	10
MidOcean Partners	4
Oak Hill Capital Partners	8
Warburg Pincus	30

Source: Capital IQ and public filings.

Berenson &company

Select Financial Buyer Considerations

- Ability to write $250 million + equity check
- Debt financing environment
- Fund life
- Potential synergy with existing portfolio companies
- Lack of strategic exit
- Atypical industry
- Management team

Next Steps

1. Special Committee to make a decision with respect to a strategic path for Tiger

2. Follow-up discussion with Cowboy's advisor, Goldman Sachs

V. Market Overview

Tiger: Recent Stock Price Performance

Current: 10/15		Change Since 5/4	8/19	9/22
Tiger	$55.06	22%	5%	(12%)
S&P 500		0%	9%	4%


$70
$65
$60
$55
$50
$45
$40
Indexed to Tiger Share Price (1)
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
5/4: Cowboy signs CA and begins due diligence of the Company - $45.00
8/19: Tiger Board meets - $52.21
9/22: Cowboy offer received - $62.62
10/1: Tiger announces 3rd quarter membership production of 125,912 vs. 175,022 in Q3 2009 - $63.93
Current Share Price (2) $55.06
Tiger
S&P 500

Source: FactSet.
(1) Indexed as of 6/1/2010.
(2) As of 10/15/2010.

Tiger: 5-Year Stock Price Performance

52-Week			5-Year		
High (1)	Low (1)	Average	High (1)	Low (1)	Average
$67.67	$33.27	$45.71	$70.90	$28.48	$44.15
9/29/10	11/19/09	NA	7/17/07	4/2/09	NA


$80
$70
$60
$50
$40
$30
$20
$10
Tiger Share Price
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
6/26/06: Tiger raises $80mm in debt to fund a 1mm share tender offer, to refinance existing bank debt and to fund further share repurchases - $34.50
8/13/07: Tiger announces national media campaign - $53.93
3/15/07: Tiger contacted by NYSE concerning increased stock activity; Tiger has no comment - $53.45
3/2/10: CEO resigns, retains position as Chairman; CEO title to be shared by former Chief Operating Officer and former Chief Marketing Officer; major shareholder resigns as director - $41.69
10/6/09: Tiger announces SEC subpoena for a fact-finding inquiry - $43.09
7/26/10: FTC closes investigation of Tiger without taking action - $49.03
Current Share Price (2)
$55.06
Tiger
S&P 500

Source: FactSet and Company press releases.
(1) Based on closing prices.
(2) As of 10/15/2010.

Berenson &company

5-Year Historical Trading Multiples

TEV / LTM (1) EBITDA Multiple

	Average			
Current (2)	6 Months	1 Year	3 Years	5 Years
5.0x	4.8x	4.4x	4.9x	6.2x


12.0.x
10.0.x
8.0.x
6.0.x
4.0.x
2.0.x
0.0.x
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
5.0x
Tiger

Source: Factset.
Note: Represents rolling TEV / LTM EBITDA multiple using daily prices.
(1) Last twelve months.
(2) As of 10/15/2010.

Berenson &company

5-Year Historical Trading Multiples *(Continued)*

Price / LTM [(1)] Earnings Multiple

	Current [(2)]	Average 6 Months	Average 1 Year	Average 3 Years	Average 5 Years
Tiger	9.4x	9.3x	8.5x	9.4x	11.7x
S&P 500	15.2x	15.1x	15.8x	14.3x	15.3x
Tiger Discount	(38%)	(38%)	(46%)	(34%)	(23%)


25.0.x
20.0.x
15.0.x
10.0.x
5.0.x
0.0.x
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
15.2x
9.4x
Tiger
S&P 500

Source: Factset.
Note: Represents rolling TEV / LTM EBITDA multiple using daily prices.
(1) Last twelve months.
(2) As of 10/15/2010.

Berenson &company

Tiger: Analysis at Various Prices

		Premium / (Discount)						Transaction Value / Sales		Transaction Value / EBITDA		Equity Value / Net Income	
	Price	1-Day [(1)]	52-Week High	52-Week Low	180-Day Average	Offer Value [(2)]	Transaction Value [(2)]	LTM [(3)]	2010E	LTM [(3)]	2010E	LTM [(3)]	2010E
	$40.00	(27.4%)	(40.9%)	20.2%	(21.4%)	$392	$366	0.8x	0.8x	3.6x	3.1x	6.8x	5.8x
	45.00	(18.3%)	(33.5%)	35.3%	(11.6%)	441	415	0.9x	0.9x	4.1x	3.5x	7.7x	6.5x
	50.00	(9.2%)	(26.1%)	50.3%	(1.8%)	490	464	1.0x	1.0x	4.6x	3.9x	8.6x	7.2x
Current	55.06	–%	(18.6%)	65.5%	8.1%	539	514	1.1x	1.1x	5.0x	4.4x	9.4x	8.0x
Offer	60.00	9.0%	(11.3%)	80.3%	17.8%	588	562	1.2x	1.2x	5.5x	4.8x	10.3x	8.7x
	65.00	18.1%	(3.9%)	95.4%	27.7%	636	611	1.3x	1.4x	6.0x	5.2x	11.1x	9.4x
	70.00	27.1%	3.4%	110.4%	37.5%	685	660	1.4x	1.5x	6.5x	5.6x	12.0x	10.1x
	75.00	36.2%	10.8%	125.4%	47.3%	734	709	1.5x	1.6x	7.0x	6.0x	12.8x	10.9x
	80.00	45.3%	18.2%	140.5%	57.1%	783	758	1.6x	1.7x	7.4x	6.4x	13.7x	11.6x
	Metrics	$55.06	$67.67	$33.27	$50.91			$483.3	$451.7	$101.8	$117.7	$57.2	$67.6

Source: Company filings and Factset.
Note: Dollars in millions except per share data.
(1) As of 10/15/2010.
(2) Balance sheet data as of 9/30/2010.
(3) Income statement data as of 6/30/2010.

Berenson &company

Top Shareholder Analysis

Current Top Shareholders

Investor	Position	% O/S
Prescott Investors & Thomas Smith	2,451,915	25.1%
Harland Stonecipher	841,206	8.6%
Steadfast Financial	714,194	7.3%
BlackRock	573,232	5.9%
Renaissance Technologies	401,400	4.1%
Vanguard Group	375,967	3.8%
Robotti & Company	363,754	3.7%
Old Mutual Holdings	318,270	3.3%
Dimensional Fund Advisors	239,166	2.4%
LSV Asset Management	212,200	2.2%

Current Top Shareholder Basis Analysis (1)

Investor	Historical Average Weighted Price
Prescott Investors & Thomas Smith	$32.96
Harland Stonecipher	25.80
Steadfast Financial	44.63
BlackRock	43.48
Renaissance Technologies	59.21
Vanguard Group	41.73
Robotti & Company	42.59
Old Mutual Holdings	38.33
Dimensional Fund Advisors	32.22
LSV Asset Management	49.66

Source: Factset and Company filings.
(1) Based on a weighted average historical purchase price.

Berenson &company

VI. Tiger Business Overview

Tiger Business Profile

Business Description

- Designs, markets and underwrites legal expense plans for individuals, families and small businesses in the United States
- Sells memberships through direct marketing efforts by nationwide associate sales force
  - Multi-level marketing
  - Sales associates are paid up-front commission for sale of each membership
- Allows members to access legal services through a network of independent law firms
  - Monthly subscription fee (average fee of $27.35) [1]
- Regulated as an insurance company in 15 states

Product Offerings [2]


8%
92%
27%
73%
Family Legal Plan [3]
All Other Plans
Individual memberships
Employee group memberships

Public Market Overview

Current Share Price (10/15/2010)	$56.06
Fully Diluted Shares Outstanding (mm)	10
Equity Value	$539
Less: Cash (9/30/2010)	(49)
Plus: Debt (9/30/2010)	24
Total Enterprise Value	$514
LTM 6/30/2010 TEV / EBITDA	5.0x
2010E TEV / EBITDA	4.4x
LTM 6/30/2010 P / E	9.4x
2010E P / E	8.0x

Financial Summary

	Fiscal Year Ending December 31,			LTM	LTM [4]	FY
	2007A	2008A	2009A	6/30/2010	9/30/2010	2010E
Revenue	$457	$464	$458	$463	$461	$452
Growth %	*3%*	*2%*	*(1%)*	--	--	*(1%)*
EBITDA	$96	$109	$97	$102	$111	$118
Margin %	*21%*	*23%*	*21%*	*22%*	*24%*	*26%*
Net Income	$51	$61	$55	$57	$63	$68
Cash	$25	$27	$33	$49	$49	$45
Debt	74	60	42	28	24	19
Memberships (000s)	1,576	1,559	1,548	1,510	1,493	1,473
Associates (000s)	442	425	477	--	--	487

Source: Company filings, company documents, Capital IQ.
Note: Dollars in millions except for per share data.
(1) Based on average annual membership fee on new memberships written in Q3 2010 of $328.17.
(2) Data as of 12/31/2009.
(3) Includes identity theft shield benefit product.
(4) Income statement data from 2010 budget, balance sheet data from management.

Berenson &company

Key Tiger Business Drivers

Associates and Recruiting	▪ Associates recruit subscription-paying members ("Memberships") who provide the majority of Tiger's revenue ("Membership Fees") ▪ Tiger's ability to recruit Memberships is a function of two primary variables: – Number of associates, a function of number of new associates recruited each year, net of attrition of existing associates – Associate productivity, the number of Memberships sold per associates
Membership Fees	▪ Tiger's top-line growth is a function of three variables: – Number of new Memberships – Membership retention, the fraction of Memberships which are maintained during a given time period – Membership fee in force, based on the level of average monthly fee. The monthly fees includes a standard plan held by most members, plus incremental coverage plans selected by certain members
Commissions	▪ Tiger advances commissions based on the first year's Membership Fees to associates immediately upon sale of a Membership ▪ Renewal commissions are paid after the first year, on a monthly basis ▪ Commissions are divided between the selling associate and group of upline associates that recruited the selling associate – Average number of associates receiving a portion of a commission is 9 (1) – Maximum possible number of associates receiving a portion of a commission is ~ 30 (1)
Income Statement Metrics	▪ Traditional income statement metrics (EBITDA, EPS, etc.) can potentially yield misleading conclusions due to unique aspects of Tiger's operations (i.e., share buy-back programs) and accounting parameters (immediate expensing of commission)

(1) *Per Company filings.*

Key Tiger Business Initiatives: “Fast Start”

- Improve quality of recruited associates and Memberships
- Raise standards for associates:
  - Increase associate initiation fee from <$100 to $149, providing a barrier to entry that pre-screens for committed individuals
    - Management believes that the Company has historically recruited more productive associates with higher initiation fees
  - Provide product knowledge and preparation for selling Memberships through a formal training program (i.e., classroom setting)
- Upfront bonus structure in order to increase associate productivity levels
  - Paid out of initiation fee of $149 [(1)]
- Increase retention of Memberships
  - Rely on more effective associates based on the above criteria
  - Employ more flexible and technologically-advanced quality control mechanisms to receive feedback from Members and periodically remind and reengage existing members

---

(1) Company assumes upfront bonus of $214 with 50% of newly recruited associates making the Fast Start qualification of selling three memberships and recruiting one associate. Minimum of approximately $80 of $214 is paid out to newly recruited associate (remainder is paid to the associate's upline).

Summary Historical Financials

Income Statement Projections	Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	LTM 6/30/2010	LTM 9/30/2010 [1]	CAGR '05 - LTM [2]
Revenue								
Membership Fees	$389.3	$412.2	$427.4	$436.8	$426.4	$428.1	$428.1	2.0%
Other Revenue [3]	34.1	31.8	29.7	27.7	32.0	35.3	32.6	
Total Revenue	**$423.4**	**$444.0**	**$457.1**	**$464.5**	**$458.5**	**$463.3**	**$460.7**	
Costs								
Membership Benefits	($137.2)	($145.8)	($148.8)	($150.3)	($145.1)	($144.4)	($143.9)	
Commission Payments to Associates	(141.6)	(126.8)	(130.6)	(126.8)	(130.6)	(133.0)	(125.5)	
General and Administrative	(49.0)	(50.1)	(50.5)	(53.0)	(51.6)	(50.0)	(49.7)	
Other Costs [4]	(32.5)	(31.3)	(30.8)	(25.4)	(33.7)	(33.9)	(31.1)	
Total Costs	($360.3)	($353.9)	($360.7)	($355.5)	($361.0)	($361.4)	($350.2)	
EBITDA	**$63.1**	**$90.1**	**$96.4**	**$109.0**	**$97.5**	**$101.9**	**$110.5**	12.5%
Depreciation and Amortization	(7.5)	(8.3)	(8.5)	(8.8)	(8.2)	(8.0)	(7.8)	
EBIT	$55.6	$81.8	$87.9	$100.3	$89.3	$94.0	$102.7	
Interest Income, Net	(1.2)	(2.8)	(3.3)	(2.0)	0.9	0.7	0.8	
Pre-Tax Income	$54.4	$79.0	$84.5	$98.3	$90.2	$94.6	$103.4	
Income Tax Expense	(18.8)	(27.6)	(33.3)	(37.5)	(35.4)	(37.4)	(40.4)	
Net Income	**$35.6**	**$51.3**	**$51.2**	**$60.8**	**$54.8**	**$57.2**	**$63.1**	12.8%
Average Common Shares Outstanding	15.7	14.7	13.2	11.9	10.9	10.0	9.9	
Earnings Per Share	$2.28	$3.48	$3.88	$5.09	$5.02	$5.75	$6.35	
Membership Statistics								
Beginning Memberships	1,451,700	1,542,789	1,538,740	1,575,802	1,559,154	1,547,585	1,509,735	
New Memberships	700,727	612,726	612,096	552,327	568,095	582,868	533,758	
Cancelled Memberships [5]	(609,638)	(616,775)	(575,034)	(568,975)	(579,664)	(620,718)	(550,360)	
Total Ending Memberships	**1,542,789**	**1,538,740**	**1,575,802**	**1,559,154**	**1,547,585**	**1,509,735**	**1,493,133**	(0.7%)
Beginning Associates	343,696	468,364	444,498	442,360	425,018	NA	NA	
New Associates	242,223	172,999	148,802	122,256	186,054	NA	NA	
Cancelled Associates [5]	(117,555)	(196,865)	(150,940)	(139,598)	(133,864)	NA	NA	
Total Ending Associates [6]	**468,364**	**444,498**	**442,360**	**425,018**	**477,208**	**NA**	**NA**	0.5%

Source: Company filings and company documents.
Note: Dollars in millions except per share data.
(1) 9/30/2010 budget except for membership data.
(2) CAGR calculated through 9/30/2010.
(3) Other Revenue includes Associate Services Revenue, Deferred Enrollment Fees, Agency Revenue, Ada Travel Revenue and other.
(4) Other Costs includes Associate Services and Direct Marketing costs and Premium Taxes. Other Costs excludes Litigation Accrual.
(5) Cancellations include pre-existing members / associates and members / associates who signed up within one year.
(6) CAGR calculated through 12/31/09.

Summary Historical Financials *(Continued)*

Key Statistics and Rates	Fiscal Year Ended December 31,					LTM	LTM
	2005A	2006A	2007A	2008A	2009A	6/30/2010	9/30/2010 (1)
Income Statement Statistics							
Membership Fees Growth Rate (2)	9.5%	5.9%	3.7%	2.2%	(2.4%)	0.4%	0.4%
Membership Benefits Margin (% of Membership Fees)	35.2%	35.4%	34.8%	34.4%	34.0%	33.7%	33.6%
Commission Margin (% of Membership Fees)	36.4%	30.8%	30.6%	29.0%	30.6%	31.1%	29.3%
General and Administrative Expense Margin	11.6%	11.3%	11.0%	11.4%	11.3%	10.8%	10.8%
Membership Rates							
Average Annual Membership Fee	$286.6	$293.0	$297.6	$300.8	$302.5	$302.8	$303.0
Average Annual New Membership Fee	322.0	328.4	321.2	324.5	322.8	325.2	327.2
Up-Front Fee Per New Associate	56.6	49.7	56.8	71.5	87.4	70.6	65.3
Total Membership Growth Rate (2)	**6.3%**	**(0.3%)**	**2.4%**	**(1.1%)**	**(0.7%)**	**(2.4%)**	**(3.5%)**
New Memberships Produced Per New Associate	0.88	0.93	1.09	1.07	0.92	NA	NA
New Memberships Produced Per Existing Associate	1.63	1.18	1.18	1.11	1.08	NA	NA

Summary Balance Sheet and Cash Flow Projections	Fiscal Year Ended December 31,					LTM	LTM
	2005A	2006A	2007A	2008A	2009A	6/30/2010	9/30/2010 (1)
Select Balance Sheet Items							
Cash	$34.0	$12.0	$24.9	$26.5	$32.9	$49.0	$49.2
Available For Sale Investments	26.0	69.7	33.9	33.4	23.5	21.1	23.6
Investment Pledged	4.3	4.1	4.3	4.0	4.2	4.2	4.5
Total Liabilities	$113.5	$157.7	$149.8	$131.0	$119.7	$101.2	$96.1
Shareholders' Equity	51.4	30.9	17.8	31.8	38.3	67.8	74.2
Total Book Capitalization	$164.9	$188.5	$167.6	$162.8	$158.0	$169.0	$170.3
Select Cash Flow Items							
Operating Cash Flow	$50.1	$54.4	$67.2	$64.3	$67.8	$65.4	$69.0
Capital Expenditures	14.8	9.0	5.9	5.3	3.4	3.2	2.9
Share Repurchases ($)	$11.7	$73.4	$66.5	$44.7	$50.7	$42.0	$51.3
Share Repurchases (mm Shares)	0.3	2.0	1.3	1.1	1.4	1.0	1.2

Source: Company filings and company documents.
Note: Dollars in millions.
(1) Cash, Available For Sale Investments and Investments Pledged represent 9/30/10 actual data from Company management; Up-Front Fee Per New Associate is from Tiger's 3rd quarter production release; all other statistics are from Company's 2010 budget.
(2) Year-to-date growth for LTM periods.

Berenson &company

Membership Retention

Historical Averages of Membership Retention

- Average member retention is ~ 3 years
- Average retention of members who have kept their memberships for at least a year is 4.9 years
- Expected remaining membership life of all existing members is ~ 7 years

100-Member Decline Curve


60
50
40
30
20
10
–
Retained Members
49%
51
32%
34
24%
26
19%
21
15%
18
13%
16
11%
14
10%
13
9%
12
8%
11
7%
10
7%
9
7%
9
7%
8
7%
7
8%
7
7%
6
7%
6
5%
6
5%
5
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Year
Annual Membership Decline Rate
Ending Annual Memberships

Source: Company filings, company documents and company management.

Key Benchmarking Data: Associate Productivity

Average Annual New Associate Fee Paid vs. New Associate Productivity (1) (2)


New Associate Productivity
Average New Associate Fee Paid
4.00
3.00
2.00
1.00
0.00
$300
$250
$200
$150
$100
$50
$–
$249
$223
$144
$137
$141
$55
$50
$57
$72
$87
$69
$79(3)
2.62
2.12
1.74
1.87
1.41
0.88
0.93
1.09
1.07
0.92
NA
0.79
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM
2010E
New Associate Productivity
Average New Associate Fee Paid

Net Membership Production (1) (4)


Net Production (in 000s)
Total Annual Commissions ($mm)
300
200
100
0
(100)
$160
$140
$120
$100
$80
$60
237
178
139
37
33
91
(4)
37
(17)
(12)
(52)
(75)
$97
$111
$119
$115
$119
$142
$127
$131
$127
$131
$126
$117
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM
2010E
Net Production
Commissions

Source: Company filings, company documents and company management.

(1) *LTM as of 9/30/10.*
(2) *2010E new associate productivity calculated based on 2008 – 2009 percent decline in productivity.*
(3) *Per Company management. New Associate Fee Paid expected to increase to $149 in November 2010.*
(4) *2010E per Company budget.*

Berenson &company

Single Membership Economics Overview

Monthly Profit Breakdown

- Year 1, month 1 cash flows include a 65% initial commission on all year 1 membership fees ($203) [1]
- First 14 months are shielded from taxes as cumulative net income is negative until month 15


30
25
20
15
10
5
–
26
9
3
14
26
2
9
3
12
26
2
9
3
5
8
Year 1, Month 2 Onward
Year 2 Pre-Tax
Year 2 Post-Tax
Taxes
G&A
Legal Provider Expense
Commissions Expense
Membership Fees

IRR Sensitivity

Month	IRR	Remaining Members [2]
12	(28.6%)	51
13	(16.2%)	49
14	(4.3%)	48
15	2.6%	47
16	9.2%	45
17	15.4%	44
18	21.3%	43
19	26.9%	41
20	32.0%	40
21	36.8%	38
22	41.3%	37
23	45.4%	36
24	49.2%	34

Cash Flow Summary


$100
$50
$--
($50)
($100)
($150)
($200)
($250)
$14 $14 $14 $14 $14 $14 $14 $14 $14 $14 $14 $12 $12 $8 $8 $8 $8 $8 $8 $8 $8 $8 $8
($188) (1)
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Month
Cumulative Net Income
Monthly Net Income

Source: Company documents.

1. *$26 monthly membership fee * 12 months = $312 * 65% commission = $203. Monthly net income of $14 net of $203 = ($188).*
2. *Assumes 100 beginning members. Remaining members from year 1 to year 2 declined linearly over 12 months; see page 54 for full membership retention profile. IRR calculated only for those members remaining at the end of each month.*

Berenson &company

Single Membership Economics Overview *(Continued)*

Assumptions

Monthly Membership Fee	$26.00	Provider Fee	33.5%
Initial Commission	65.0%	G&A	11.0%
Renewal Commission	7.5%	Taxes	39.5%

		Cash Out								
Month	Cash In	Commission	Legal Provider	Subtotal	Gross Profit	G&A	EBT	Taxes	Profit	Cumulative Profit
1	$26	($203)	($9)	($212)	($186)	(3)	($188)	–	($188)	($188)
2	26	–	(9)	(9)	17	(3)	14	–	14	(174)
3	26	–	(9)	(9)	17	(3)	14	–	14	(160)
4	26	–	(9)	(9)	17	(3)	14	–	14	(145)
5	26	–	(9)	(9)	17	(3)	14	–	14	(131)
6	26	–	(9)	(9)	17	(3)	14	–	14	(116)
7	26	–	(9)	(9)	17	(3)	14	–	14	(102)
8	26	–	(9)	(9)	17	(3)	14	–	14	(87)
9	26	–	(9)	(9)	17	(3)	14	–	14	(73)
10	26	–	(9)	(9)	17	(3)	14	–	14	(59)
11	26	–	(9)	(9)	17	(3)	14	–	14	(44)
12	26	–	(9)	(9)	17	(3)	14	–	14	(30)
13	26	(2)	(9)	(11)	15	(3)	12	–	12	(17)
14	26	(2)	(9)	(11)	15	(3)	12	–	12	(5)
15	26	(2)	(9)	(11)	15	(3)	12	(5)	8	3
16	26	(2)	(9)	(11)	15	(3)	12	(5)	8	10
17	26	(2)	(9)	(11)	15	(3)	12	(5)	8	18
18	26	(2)	(9)	(11)	15	(3)	12	(5)	8	26
19	26	(2)	(9)	(11)	15	(3)	12	(5)	8	33
20	26	(2)	(9)	(11)	15	(3)	12	(5)	8	41
21	26	(2)	(9)	(11)	15	(3)	12	(5)	8	48
22	26	(2)	(9)	(11)	15	(3)	12	(5)	8	56
23	26	(2)	(9)	(11)	15	(3)	12	(5)	8	63
24	26	(2)	(9)	(11)	15	(3)	12	(5)	8	71

Source: Company documents.

Berenson
&company

Key Benchmarking Data: Financial Drivers

EBITDA [1] and Gross Memberships Produced


$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
EBITDA
800
700
600
500
400
Gross Memberships Produced (000s)
$34.9
$47.3
$61.5
$67.8
$71.8
$63.1
$90.1
$96.4
$109.0
$97.5
$110.5
670
728
774
672
625
701
613
612
552
568
534
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM (2)
EBITDA
Gross Production (000s)

Source: Company documents, company filings and company management.
(1) Dollars in millions.
(2) LTM as of 9/30/10.

Berenson &company

VII. Financial Projections Assumptions

Key Assumptions and Drivers

Associate Base

- 147.9K associates recruited in 2010
- 110.0K associates recruited in 2011, growing at 10.0% per year thereafter
- Associate retention calculated based on historical vintage retention:


60%
50%
40%
30%
20%
10%
%
Retained Assoc. (%)
47%
32%
26%
22%
19%
17%
16%
14%
14%
13%
12%
12%
11%
10%
10%
9%
8%
7%
7%
7%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Year

Membership Base

- 0.95 members recruited per existing associate (associates with tenure greater than 1 year)
- 0.79 members recruited per new associate in 2010 (those who joined in the current year)
- 0.10 increase in new associate recruiting productivity per year
- Membership retention calculated based on historical vintage retention:


60%
50%
40%
30%
20%
10%
%
Retained Members (%)
51%
34%
26%
21%
18%
16%
14%
13%
12%
11%
10%
9%
9%
8%
7%
7%
6%
6%
6%
5%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Year

Source: Company filings, Company documents and Company management.
Note: See Appendix Section C, pp. 14-15 for details.

Berenson &company

Key Assumptions and Drivers *(Continued)*

Membership Fees	▪ $297.7 per year ($24.80 per month) average annual membership fee for existing customers in 2010, growing at 1.0% per year thereafter ▪ $325.9 per year ($27.16 per month) average annual membership fee for new customers ▪ 92.8% fees collected as % of premiums in force
Costs	▪ Cost of Sales – Provider law firms receive 33.5% of membership fees – Associates receive 69.4% of a policy's first year premiums ($226.12 per premium written) as commissions ▪ 69.4% represents historical commission percentage net of any charge backs – Associate Services and Direct Marketing costs equal Associate Service and eServices revenues ▪ Sales, General and Administrative: 56.5% fixed and 43.5% variable – Variable expense calculated as percentage of revenue – Fixed expenses grow by 3.0% each year (1)
Balance Sheet and Cash Flow	▪ Working capital assumptions consistent with historical ▪ Existing Wells term loan refinanced by year end with a new term loan of $200.0 million – Proceeds used to repurchase common stock (at 10.0% premium to market price) – Same covenant terms as existing loan – Interest rate of 5.00% ▪ Annual maintenance capital expenditure of $5.0 million ▪ Excess cash used to repurchase common stock in each year

Source: Company management and Company documents.
(1) Employee salaries and related benefits remain constant in years with negative or flat membership growth.

Summary Company Five-Year Projections

Revenue: Membership Fees


5-Yr CAGR: 2.2%
$600
$500
$400
$300
$424
$415
$422
$433
$450
$473
2010E
2011E
2012E
2013E
2014E
2015E

EBITDA


5-Yr CAGR: (0.3%)
$150
$125
$100
$75
$50
$118
$114
$115
$114
$114
$116
2010E
2011E
2012E
2013E
2014E
2015E

Associates


5-Yr CAGR: 2.5%
(000s)
700
600
500
400
300
487
469
476
495
520
550
2010E
2011E
2012E
2013E
2014E
2015E

Memberships


5-Yr CAGR: 2.4%
(000s)
2,000
1,750
1,500
1,250
1,000
1,473
1,476
1,492
1,529
1,584
1,658
2010E
2011E
2012E
2013E
2014E
2015E

Source: Company management and Company documents.
Note: Dollars in millions.

Appendix

A. Supplementary Market and Valuation Analysis

Existing Membership Base Economics

Assumptions

- Existing members have an average remaining life of approximately 7 years
- Annual Membership fee assumed constant at 2010 levels
- Expenses assumed per unit economics model

Membership Life Sensitivity

Implied Share Price

Member Life	Discount Rate 10.0%	12.5%	15.0%	17.5%	20.0%
5.0	$51.25	$48.25	$45.75	$43.25	$41.00
6.0	58.50	54.75	51.25	48.25	45.25
7.0	65.25	60.50	56.00	52.25	49.00
8.0	71.25	65.50	60.25	55.75	52.00
9.0	76.75	69.75	64.00	59.00	54.50

Financial Overview

	Year 1	2	3	4	5	6	7
Existing Members							
Monthly Membership Fee	$25	$25	$25	$25	$25	$25	$25
Months / Year	12	12	12	12	12	12	12
Annual Membership Fee	$301	$301	$301	$301	$301	$301	$301
Membership Revenue							
9/30/10 Existing Members (mm)	1.5	1.5	1.5	1.5	1.5	1.5	1.5
Total Membership Fees	$450	$450	$450	$450	$450	$450	$450
Expenses							
Renewal Commissions	($34)	($34)	($34)	($34)	($34)	($34)	($34)
Provider Expense	(151)	(151)	(151)	(151)	(151)	(151)	(151)
SG&A	(49)	(49)	(49)	(49)	(49)	(49)	(49)
D&A	(7)	(7)	(7)	(7)	(7)	(7)	(7)
Expenses	($241)	($241)	($241)	($241)	($241)	($241)	($241)
EBT	$209	$209	$209	$209	$209	$209	$209
Taxes	(82)	(82)	(82)	(82)	(82)	(82)	(82)
Net Income	$126	$126	$126	$126	$126	$126	$126
Addback: D&A	7	7	7	7	7	7	7
Maintenance CapEx	(5)	(5)	(5)	(5)	(5)	(5)	(5)
Change in Working Capital	--	--	--	--	--	--	--
Unlevered FCF	$128	$128	$128	$128	$128	$128	$128
Discounted FCF	$116	$104	$94	$85	$76	$69	$62

	Discount Rate 10.0%	12.5%	15.0%	17.5%	20.0%
TEV ($mm)	$625	$576	$534	$496	$462
Value / Member	$418	$386	$357	$332	$310
Implied Share Price	$65.25	$60.50	$56.00	$52.25	$49.00

Source: Company documents and Berenson estimates.
Note: All dollars in millions except individual Membership fees and implied share price.

Berenson &company

Historical Indexed Stock Price Performance

Indexed Stock Price (Last 3 Years)


Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers
20%
--%
(20%)
(40%)
(60%)
(6%)
(36%)
4%
(41%)
(3%)
7%

Indexed Stock Price (Last 12 Months)


Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers
40%
20%
–%
(20%)
34%
(5%)
19%
22%
6%
16%

Note: Market data as of 10/15/2010.

Berenson &company

Historical Indexed Stock Price Performance

Indexed Stock Price Last 12 Months


160%
140%
120%
100%
80%
60%
Oct-09
Apr-10
Oct-10
134%
122%
119%
116%
106%
95%
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Source: Factset as of 10/15/2010.

Berenson &company

Historical Indexed Stock Price Performance

Indexed Stock Price Last 3 Years


140%
120%
100%
80%
60%
40%
20%
0%
Oct-07
Oct-08
Oct-09
107%
104%
97%
94%
64%
59%
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Source: Factset as of 10/15/2010.

Historical Trading Multiples *(Continued)*

TEV / LTM EBITDA


18
16
14
12
10
8
6
4
2
–
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
11.1x
9.7x
9.5x
6.7x
5.0x
4.0x
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Source: Factset as of 10/15/2010.
Note: Excludes TEV / LTM EBITDA multiples greater than 20.0x as outliers.

Berenson &company

Historical Trading Multiples *(Continued)*

Price / LTM Earnings


35
30
25
20
15
10
5
0
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
20.5x
17.4x
16.8x
16.3x
10.3x
9.4x
Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers

Source: Factset as of 10/15/2010.
Note: Excludes P/E multiples greater than 35.0x as outliers.

Select Public Comparable Companies

Ticker	Name	Share Price (1)	TEV (2)	TEV / Sales LTM (3)	TEV / Sales 2010E	TEV / Sales 2011E	TEV / EBITDA LTM (3)	TEV / EBITDA 2010E	TEV / EBITDA 2011E	P/E Multiple LTM (3)	P/E Multiple 2010E	P/E Multiple 2011E	5 Year % EPS Growth	LTM EBITDA Margin	CapEx as % of Revenue
Business Professional Services															
PAYX	Paychex Inc.	$27.61	$9,546	4.7x	4.7x	4.5x	11.1x	11.6x	10.9x	20.6x	20.2x	19.4x	12%	42%	3%
ASF	Administaff Inc.	26.77	517	0.3x	0.3x	0.3x	15.4x	10.2x	8.0x	NM	NM	22.8x	15%	2%	0%
CVG	Convergys Corporation	11.38	1,448	0.5x	0.7x	0.6x	7.8x	5.3x	4.7x	10.5x	11.9x	10.3x	8%	7%	2%
BBSI	Barrett Business Services Inc.	16.07	117	0.5x	0.1x	0.1x	15.5x	10.3x	6.5x	29.4x	22.6x	16.5x	23%	3%	0%
FCN	FTI Consulting, Inc.	34.92	2,139	1.5x	1.5x	1.4x	7.1x	7.4x	6.9x	13.6x	14.3x	12.2x	15%	22%	2%
HURN	Huron Consulting Group Inc.	19.84	760	1.2x	1.4x	1.3x	11.6x	8.0x	7.1x	25.5x	12.6x	11.1x	14%	11%	1%
NCI	Navigant Consulting Inc.	12.10	810	1.2x	1.1x	1.0x	8.8x	7.9x	6.4x	20.5x	15.8x	12.4x	16%	13%	2%
HSII	Heidrick & Struggles International Inc.	20.37	264	0.6x	0.6x	0.5x	6.6x	8.1x	4.8x	18.5x	NM	13.9x	15%	8%	3%
KFY	Korn/Ferry International	17.17	689	1.0x	1.0x	0.9x	12.2x	10.5x	7.3x	24.6x	18.8x	15.2x	14%	9%	3%
	Mean			1.3x	1.3x	1.2x	10.7x	8.8x	7.0x	20.4x	16.6x	14.9x	14%	13%	2%
	Median			1.0x	1.0x	0.9x	11.1x	8.1x	6.9x	20.5x	15.8x	13.9x	15%	9%	2%
Consumer Professional Services															
HRB	H&R Block, Inc.	$12.36	$3,834	1.0x	1.0x	1.0x	3.8x	4.4x	4.4x	8.3x	7.8x	7.8x	10%	26%	2%
JTX	Jackson Hewitt Tax Service Inc.	1.01	319	1.5x	1.5x	1.5x	4.0x	5.9x	5.4x	NM	13.3x	NM	8%	37%	3%
INTU	Intuit Inc.	46.63	15,313	4.4x	4.4x	3.9x	12.7x	12.3x	10.7x	25.3x	21.6x	18.8x	15%	35%	2%
	Mean			2.3x	2.3x	2.1x	6.8x	7.5x	6.8x	16.8x	14.2x	13.3x	11%	33%	3%
	Median			1.5x	1.5x	1.5x	4.0x	5.9x	5.4x	16.8x	13.3x	13.3x	10%	35%	2%
Health Clubs / Fitness															
LTM	Life Time Fitness Inc.	$40.66	$2,401	2.8x	2.7x	2.5x	9.5x	9.1x	8.0x	20.5x	20.0x	16.9x	15%	29%	12%
CLUB	Town Sports International Holdings Inc.	3.00	353	0.7x	0.8x	0.7x	4.7x	5.0x	4.6x	NM	NM	25.0x	10%	16%	6%
WTW	Weight Watchers International, Inc.	32.34	3,784	2.7x	2.7x	2.6x	9.6x	9.1x	8.8x	14.3x	13.0x	12.3x	15%	28%	1%
	Mean			2.1x	2.0x	1.9x	8.0x	7.7x	7.2x	17.4x	16.5x	18.1x	13%	24%	6%
	Median			2.7x	2.7x	2.5x	9.5x	9.1x	8.0x	17.4x	16.5x	16.9x	15%	28%	6%

Source: Company filings and Capital IQ.
Note: Dollars in millions except per share data.
(1) As of 10/15/2010.
(2) Total Enterprise Value (TEV) is the summation of Equity Value, Net Debt, preferred equity and minority interest.
(3) LTM as of 6/30/10.

Berenson &company

Select Public Comparable Companies

Ticker	Name	Share Price (1)	TEV (2)	TEV / Sales LTM (3)	TEV / Sales 2010E	TEV / Sales 2011E	TEV / EBITDA LTM (3)	TEV / EBITDA 2010E	TEV / EBITDA 2011E	P/E Multiple LTM (3)	P/E Multiple 2010E	P/E Multiple 2011E	5 Year % EPS Growth	LTM EBITDA Margin	CapEx as % of Revenue
International Legal Providers															
SGH	Slater & Gordon Limited	1.75	213	1.7x	1.5x	1.2x	6.7x	5.5x	4.3x	10.3x	9.6x	9.6x	NA	26%	2%
	Mean			1.7x	1.5x	1.2x	6.7x	5.5x	4.3x	10.3x	9.6x	9.6x	NA	26%	2%
	Median			1.7x	1.5x	1.2x	6.7x	5.5x	4.3x	10.3x	9.6x	9.6x	NA	26%	2%
Multi-Level Marketers															
AVP	Avon Products Inc.	$34.86	$16,617	1.5x	1.5x	1.4x	11.9x	10.8x	9.4x	21.8x	17.7x	15.2x	12%	13%	3%
HLF	Herbalife Ltd.	65.17	4,228	1.7x	1.6x	1.4x	10.3x	9.1x	8.4x	16.6x	14.8x	13.1x	16%	16%	2%
NATR	Nature's Sunshine Products Inc.	8.92	96	0.3x	NA	NA	5.1x	NA	NA	12.3x	NA	NA	NA	5%	1%
NUS	Nu Skin Enterprises Inc.	32.01	2,096	1.4x	1.4x	1.3x	9.2x	8.8x	8.2x	17.4x	16.2x	14.2x	15%	16%	2%
ORI	Oriflame Cosmetics SA	47.21	4,085	2.1x	1.1x	1.0x	16.3x	NM	8.6x	15.8x	NM	NM	NA	13%	2%
TUP	Tupperware Brands Corporation	49.15	3,504	1.5x	1.5x	1.5x	9.3x	9.1x	8.1x	14.3x	13.8x	12.0x	12%	17%	2%
USNA	USANA Health Sciences Inc.	40.44	635	1.3x	1.3x	1.2x	9.7x	8.7x	7.7x	16.3x	14.9x	13.2x	14%	14%	1%
	Mean			1.4x	1.4x	1.3x	10.2x	9.3x	8.4x	16.3x	15.5x	13.5x	14%	13%	2%
	Median			1.5x	1.4x	1.4x	9.7x	9.1x	8.3x	16.3x	14.9x	13.2x	14%	14%	2%
	Overall Mean			1.6x	1.6x	1.4x	9.5x	8.4x	7.2x	17.8x	15.5x	14.6x	14%	18%	3%
	Overall Median			1.4x	1.4x	1.2x	9.5x	8.8x	7.5x	17.0x	14.8x	13.6x	14%	16%	2%
	Tiger	**$55.06**	**$514**	**1.1x**	**1.1x**	**1.1x**	**5.0x**	**4.4x**	**4.5x**	**9.4x**	**8.0x**	**9.0x**	**13%**	**22%**	**3%**

Source: Company filings and Capital IQ.
Note: Dollars in millions except per share data.
(1) As of 10/15/2010.
(2) Total Enterprise Value (TEV) is the summation of Equity Value, Net Debt, preferred equity and minority interest.
(3) LTM as of 6/30/10.

Berenson &company

M&A Precedent Transactions

		Date		Transaction	Transaction Value /			
					Revenue		EBITDA	
Target	**Acquiror**	**Announced**	**Closed**	**Value**	**LTM**	**Forward**	**LTM**	**Forward**
Business Professional Services								
Diamond Management and Technology Group	PricewaterhouseCooper	08/23/10	NA	$313	1.4x	–	14.4x	8.0x
Hewitt Associates	AON Corp	07/11/10	NA	4,789	1.5	–	7.8	7.5
Human Resources Management Unit (Convergys)	NorthgateArinso	03/04/10	06/01/10	100	–	0.4	–	5.0
MPS Group	Adecco Inc.	10/19/09	01/20/10	1,214	0.7	–	20.6	–
RW Beck	SAIC, Inc	07/06/09	08/01/09	155	1.6	–	8.0	–
Towers Perrin	Watson Wyatt	06/28/09	01/01/10	1,636	0.9	–	4.2	–
Great American Group	Alternative Asset Management Acc	05/14/09	07/31/09	330	–	–	9.7	7.3
Macro International	ICF Consulting	03/27/09	03/30/09	155	1.0	–	7.0	–
Mahoney Cohen & Co	CBIZ, Inc	11/24/08	12/31/08	55 (1)	–	1.0	2.1	–
Stockamp & Associates	Huron Consulting	07/08/08	07/08/08	219	2.3	–	6.0	–
Chicago Partners, LLC	Navigant Consulting Inc	04/18/08	05/01/08	73 (2)	1.6	–	8.0	–
Schonbraun McCann Group	FTI Consulting, Inc.	03/31/08	04/01/08	125 (3)	2.0	–	7.0	–
Stream Holdings Corp.	Global BPO Services Corp.	01/28/08	06/02/08	226	0.6	0.4	9.7	6.6
Kurt Salmon Associates	Management Consulting Group	09/19/07	10/12/07	125	–	0.9	–	8.0
Technology Partners International	Information Services Group, Inc.	04/24/07	11/16/07	230 (4)	–	1.3	–	9.6
Sourcecorp, Inc.	Apollo	03/07/06	07/12/06	448	1.1	–	8.1	–
Adjoined Consulting	Kanbay International	02/13/06	03/10/06	165	1.7	–	–	11.0
Exult	Hewitt Associates	06/15/04	10/01/04	610	1.3	–	20.5	–
Lexecon Inc	FTI Consulting, Inc.	11/25/03	12/01/03	130	1.8	–	8.7	–
Interpay	Paychex	03/17/03	04/01/03	182	–	3.5	–	29.4
Advantage Payroll Services	Paychex Inc	09/18/02	09/20/02	315	4.7	4.0	41.9	32.0
PWC, US Business Recovery Services Division	FTI Consulting, Inc.	07/24/02	08/30/02	230	1.5	–	5.1	–
				Mean	1.6x	1.7x	11.1x	12.4x
				Median	1.5x	1.0x	8.0x	8.0x
Consumer Alarm Systems								
Protection One	GTCR Gold Rauner	04/26/10		$807	2.2x	–	6.6x	–
Broadview Security (Brink's)	Tyco International	01/18/10		1,861	3.3x	–	9.5x	–
Cambridge Protection Industries	ADT Security Services	05/17/01		1,000	2.0x	–	–	–
				Mean	2.5x	NA	8.0x	NA
				Median	2.2x	NA	8.0x	NA
Consumer Professional Services								
Block Texas	H&R Block	09/03/08	11/03/08	278	2.0x	2.7x	–	–
Lacerte Software	Intuit	05/18/98	06/22/98	400	5.3	–	–	–
Jackson Hewitt	HFS Incorporated	11/19/97	01/08/98	455	13.1	–	30.6	–
				Mean	6.8x	2.7x	30.6x	NA
				Median	5.3x	2.7x	30.6x	NA

Source: Company filings, press releases and Capital IQ.
Note: Dollars in millions except per share data.
(1) $45.3mm earnout in addition to $55.4mm purchase price.
(2) $27mm earnout in addition to $73mm purchase price.
(3) $37.5mm earnout in addition to $125mm purchase price.
(4) Original offer price $280mm.

Berenson &company

M&A Precedent Transactions

		Date		Transaction	Transaction Value /			
					Revenue		EBITDA	
Target	**Acquiror**	**Announced**	**Closed**	**Value**	**LTM**	**Forward**	**LTM**	**Forward**
Health Clubs / Fitness								
Equinox Fitness	The Related Companies LP	12/05/05	02/10/06	$651	3.9x	–	16.3x	--
24 Hour Fitness	Forstmann & Little	05/03/05	06/09/05	1,600	1.5	–	9.1	--
				Mean	2.7x	NA	12.7x	NA
				Median	2.7x	NA	12.7x	NA
International Legal Providers								
Triby Misso Lawyers	Slater & Gordon	06/15/10	08/13/10	$49	1.9x	–	–	--
Quinn & Scattini	Slater & Gordon	01/09/08	03/20/08	2	0.8	--	–	--
				Mean	1.3x	NA	NA	NA
				Median	1.3x	NA	NA	NA
Multi-Level Marketers								
Silpada Designs (Jewelry)	Avon Products	07/09/10	07/18/10	$650	2.8x	–	–	--
Sara Lee Direct Selling Business	Tupperware	08/10/05	12/05/05	557	1.2	–	8.0	--
Herbalife International, Inc	WH Holdings	04/10/02	07/31/02	477	0.5	–	5.5	--
Oriflame International	IK Investment Partners	09/06/99	10/19/99	477	1.4	–	–	--
Pharmanex	Nu Skin Enterprises	10/06/98	10/16/98	107	0.4	0.3	–	--
				Mean	1.2x	0.3x	6.7x	NA
				Median	1.2x	0.3x	6.7x	NA
				Overall Mean	2.2x	1.6x	11.4x	12.4x
				Overall Median	1.6x	1.0x	8.0x	8.0x

Source: Company filings, press releases and Capital IQ.
Note: Dollars in millions except per share data.

Berenson &company

Premiums Paid Analysis – Going Private Transactions

#	Announcement	Target	Acquiror	Stock Premium Pre-Bid 1 Day	1 Week	1 Month
1.	10/11/10	Gymboree	Bain Capital Private Equity	24%	38%	72%
2.	09/17/10	Internet Brands	Hellman & Friedman	45%	25%	27%
3.	08/16/10	Prospect Medical Holdings	Leonard Green & Partners	39%	20%	43%
4.	06/02/10	SonicWALL	Teachers' Private Capital; Thoma Bravo	32%	29%	12%
5.	04/26/10	Protection One	GTCR Golder Rauner	13%	24%	40%
6.	03/28/10	BWAY Holding Company	Madison Dearborn Partners	15%	18%	33%
7.	03/08/10	infoGROUP	CCMP Capital Advisors	(2%)	(4%)	6%
8.	03/03/10	Southwest Water Co.	J.P. Morgan	60%	62%	82%
9.	01/22/10	Lodgian	Lone Star Funds	41%	43%	72%
10.	09/28/09	GenTek	American Securities	41%	40%	35%
11.	09/09/09	Parallel Petroleum	Apollo Management	51%	71%	61%
12.	08/24/09	Charlotte Russe Holding	Advent International Corporation	27%	28%	24%
13.	07/22/09	Bankrate	Apax Partners Worldwide	16%	14%	14%
14.	05/06/08	Maxim Crane Works Holdings	Platinum Equity	19%	19%	19%
15.	01/29/08	NuCO2	Aurora Capital Group	21%	25%	18%
16.	11/08/07	Restoration Hardware	Private equity group	68%	58%	26%
17.	10/28/07	Covad Communications Group	Platinum Equity	59%	59%	52%
18.	08/13/07	Midwest Air Group	TPG Capital; Northwest Airlines	19%	24%	18%
19.	07/26/07	Deb Shops	Lee Equity Partners	1%	(7%)	(1%)
20.	06/17/07	Friendly Ice Cream	Sun Capital Partners	9%	15%	7%
21.	06/03/07	1-800 Contacts	Fenway Partners	21%	29%	37%
22.	04/24/07	Symbion	Crestview Partners	17%	13%	14%
23.	03/22/07	Vertrue Incorporated	Private equity group	5%	10%	2%
24.	03/19/07	Stratos Global	Communications Investment Partners	10%	11%	35%
25.	03/05/07	SafeNet	Vector Capital	2%	4%	13%
26.	03/06/07	The Topps Company	Madison Dearborn; Tornante	8%	6%	(2%)
27.	02/20/07	Smart & Final	Apollo Management	15%	13%	20%
28.	02/20/07	Central Parking	Private equity group	11%	10%	20%
29.	01/28/07	Synagro Technologies	The Carlyle Group	29%	34%	30%
30.	12/04/06	Direct General	TPG Capital; Calera Capital	31%	34%	42%
31.	11/13/06	Valley National Gases	CI Capital Partners	(6%)	(7%)	(10%)
32.	11/06/06	Carr Properties	J.P. Morgan Asset Management	15%	12%	16%
33.	09/21/06	Educate	Sterling Partners; Citigroup Private Equity	19%	18%	21%
34.	09/12/06	Windrose Medical Properties	Health Care REIT	23%	20%	25%
35.	09/11/06	Metrologic Instruments	Francisco Partners Management	13%	15%	32%
36.	08/18/06	Center Cut Hospitality	Lone Star Funds	16%	17%	12%
37.	06/30/06	ReAble Therapeutics	Private equity group	35%	29%	32%
38.	06/06/06	ACE Cash Express	JLL Partners	15%	15%	11%
39.	05/24/06	NES Rentals Holdings	Diamond Castle Holdings	(1%)	2%	2%
40.	05/22/06	Jameson Inns	JER Partners	30%	30%	19%
41.	04/20/06	Marsh Supermarkets	Sun Capital Partners	9%	38%	39%
42.	03/07/06	SOURCECORP, Incorporated	Apollo Management	(2%)	(2%)	(2%)
43.	02/20/06	Thomas Nelson	InterMedia Advisors	21%	24%	12%
44.	01/06/06	Water Pik Technologies	Carlyle Group; Zodiac Aerospace SA	30%	29%	31%
45.	11/14/05	Enterasys Networks	Tennenbaum Capital; Gores Group	32%	30%	30%
46.	09/21/05	CCC Information Services	Investcorp Bank BSC, Private Equity	3%	5%	11%
			Mean	22%	23%	26%
			Median	19%	20%	20%

Source: Company filings, press releases and Capital IQ.
Note: All going private transactions in the U.S. over the last five years between $300 million and $1 billion.

Berenson &company

Premiums Paid Analysis – All Transactions

#	Announcement	Target	Acquiror	Stock Premium Pre-Bid		
				1 Day	1 Week	1 Month
1.	10/11/10	Gymboree	Bain Capital Private Equity	24%	36%	72%
2.	09/17/10	Internet Brands	Hellman & Friedman	45%	25%	27%
3.	09/15/10	Cellu Tissue Holdings	Clearwater Paper Corporation	51%	51%	50%
4.	08/12/10	Unica Corporation	International Business Machines	119%	128%	109%
5.	07/18/10	ATC Technology Corporation	Genco Holdings I	43%	45%	41%
6.	04/18/10	Cornell Companies	The GEO Group	35%	37%	30%
7.	03/28/10	Bell Microproducts	Avnet	30%	32%	54%
8.	03/08/10	infoGROUP	CCMP Capital Advisors	(2%)	(4%)	6%
9.	01/08/10	Bowne & Co.	R.R. Donnelley & Sons Company	58%	72%	78%
10.	12/17/09	Airvana	Private equity group	23%	22%	18%
11.	12/17/09	International Royalty Corp	Royal Gold	(0%)	3%	80%
12.	12/15/09	FGX International Holdings Limited	Essilor International	9%	26%	26%
13.	12/08/09	BPW Acquisition	The Talbots	14%	14%	14%
14.	09/28/09	GenTek	American Securities	41%	40%	35%
15.	09/09/09	Parallel Petroleum	Apollo Management	51%	71%	61%
16.	07/22/09	Bankrate	Apax Partners Worldwide	16%	14%	14%
17.	05/04/09	Axsys Technologies	General Dynamics	8%	9%	23%
18.	05/07/09	VNUS Medical Technologies	Covidien plc	37%	31%	38%
19.	01/08/09	thinkorswim Holdings	TD Ameritrade	54%	56%	44%
20.	08/26/08	Serco Services	Serco	41%	45%	37%
21.	08/06/08	Greenfield Online	Microsoft Corporation	28%	23%	19%
22.	05/27/08	Darwin Professional Underwriters	Allied World Assurance	12%	16%	15%
23.	05/08/08	Third Wave Technologies	Hologic	7%	6%	33%
24.	01/29/08	NuCO2	Aurora Capital Group	21%	25%	18%
25.	01/13/08	ASV	Terex	48%	45%	51%
26.	12/21/07	MTC Technologies	BAE Systems	41%	45%	49%
27.	12/09/07	Evraz Claymont Steel Holdings	Evraz Group S.A.	7%	9%	20%
28.	10/28/07	Covad Communications Group	Platinum Equity	59%	59%	52%
29.	10/12/07	Oglebay Norton Co.	Carmeuse Lime & Stone	5%	8%	20%
30.	08/15/07	Lamson & Sessions Co.	Thomas & Betts	35%	23%	(2%)
31.	08/12/07	Midwest Air Group	TPG Capital; Northwest Airlines	19%	24%	18%
32.	08/06/07	Infocrossing	Wipro Technologies Limited	5%	7%	5%
33.	06/22/07	America First Apartment Investors	Sentinel Real Estate Corporation	14%	13%	18%
34.	06/17/07	Authorize.Net Holdings	CyberSource Corporation	16%	14%	24%
35	06/11/07	James River Group	Private equity group	(7%)	7%	0%
36.	05/25/07	CT Communications	Windstream Corporation	54%	46%	22%
37.	05/20/07	Pioneer Companies	Olin	19%	19%	18%
38.	05/15/07	Agile Software Corporation	Oracle	12%	10%	18%
39.	05/14/07	eCollege.com	Pearson Education	7%	21%	19%
40.	04/27/07	Eagle Hospitality Properties Trust	Private equity group	12%	12%	21%
41.	04/24/07	Symbion	Crestview Partners	17%	13%	14%
42.	04/04/07	BioVeris	Roche Holding AG	58%	61%	94%
43.	04/04/07	Software AG USA	Software AG	28%	26%	40%
44.	03/19/07	Stratos Global	Communications Investment Partners	10%	11%	35%
45.	03/14/07	Pitney Bowes MapInfo	Pitney Bowes	55%	49%	44%
46.	03/09/07	Diamond Resorts Corporation	Diamond Resorts Holdings	35%	33%	28%
47.	03/05/07	SafeNet	Vector Capital	2%	4%	13%
48.	02/28/07	NuMI	Mitsui & Co.	63%	59%	63%
49.	01/28/07	Molecular Devices	MDS	49%	48%	68%

Source: Company filings, press releases and Capital IQ.
Note: All transactions in the U.S. over the last five years between $450 million and $700 million.

Berenson &company

Premiums Paid Analysis – All Transactions *(Continued)*

#	Announcement	Target	Acquiror	Stock Premium Pre-Bid		
				1 Day	1 Week	1 Month
50.	12/04/06	Direct General	TPG Capital; Calera Capital	31%	34%	42%
51.	11/12/06	Solexa	Illumina	44%	45%	42%
52.	11/08/06	Essex	Northrop Grumman	22%	25%	35%
53.	10/23/06	Government Properties Trust	Record Realty	14%	13%	19%
54.	10/12/06	SITEL Corporation	Sitel Worldwide Corporation	30%	29%	35%
55.	10/08/06	CNS	GlaxoSmithKline Consumer Healthcare	31%	33%	34%
56.	09/25/06	Maritrans	Overseas Shipholding Group	47%	51%	64%
57.	08/18/06	Center Cut Hospitality	Lone Star Funds	18%	17%	12%
58.	08/11/06	US LEC	PAETEC Holding	(38%)	(38%)	(20%)
59.	08/07/06	Rent-Way	Rent-A-Center	30%	31%	42%
60.	07/08/06	Cascade Natural Gas Corporation	MDU Resources Group	23%	26%	26%
61.	06/06/06	ACE Cash Express	JLL Partners	15%	15%	11%
62.	05/04/06	Applied Films	Applied Materials	24%	36%	48%
63.	04/26/06	NetIQ	Attachmate Corporation	13%	7%	11%
64.	04/26/06	Navigant International	Carlson Wagonlit Travel	23%	27%	35%
65.	03/03/06	iVillage	NBC Universal	5%	3%	13%
66.	02/22/06	ADE	KLA-Tencor Corporation	7%	6%	7%
67.	02/20/06	Thomas Nelson	InterMedia Advisors,	21%	24%	12%
68.	02/05/06	J. Jill Group	The Talbots	25%	24%	25%
69.	01/29/06	Intrado	West Corporation	13%	13%	13%
70.	12/04/05	Provide Commerce	Liberty Media Corporation	12%	17%	35%
71.	11/03/05	Verity	Autonomy plc	29%	36%	32%
72.	09/21/05	CCC Information Services Group	Investcorp Bank BSC, Private Equity	3%	5%	11%
73.	09/19/05	Peregrine Systems	Hewlett-Packard Company	37%	35%	34%
			Mean	26%	27%	32%
			Median	23%	25%	26%

Source: Company filings, press releases and Capital IQ.
Note: All transactions in the U.S. over the last five years between $450 million and $700 million.

Berenson &company

Other Strategic Alternatives: Leveraged Recapitalization

Sources	
New Debt at 5.00%	$175.0
Total Sources	$175.0

Uses	
Repayment of Wells Stock Term Loan	$8.8
Common Stock Tender Offer (at $65.00 per share)	163.6
Fees and Expenses (1.5% of New Debt)	2.6
Total Uses	$175.0

	Year 1	Year 2	Year 3	Year 4	Year 5
Balance Sheet Statistics					
Cash	$70.0	$97.2	$126.3	$157.2	$190.8
Debt	147.0	109.5	73.6	37.6	1.7
Ending Shares Outstanding	7.3	7.3	7.3	7.3	7.3
EBITDA	$114.5	$115.2	$114.3	$114.3	$115.8
TEV / LTM EBITDA Multiple	5.0x	5.0x	5.0x	5.0x	5.0x
Implied Enterprise Value	$572.3	$576.1	$571.4	$571.7	$578.9
Less: Net Debt	(77.1)	(12.4)	52.7	119.5	189.1
Implied Equity Value	$495.3	$563.7	$624.1	$691.3	$768.0

Implied Value Per Share (Discounted at 12.00%) $60.11

Share Value: Discount Rate vs. Tender Price

Discount Rate	Stock Tender Price $60.00	$65.00	$70.00
12.00%	$61.90	$60.11	$58.66
14.00%	56.66	55.02	53.69
16.00%	51.94	50.44	49.22

Source: Company documents, Company financial projections and Berenson estimates.
Note: Dollars in millions except per share data. Shares outstanding in millions.

Berenson &company

Other Strategic Alternatives: Dividend Analysis

	Year 1	Year 2	Year 3	Year 4	Year 5
Dividend Per Share [1]	$4.00	$4.00	$4.00	$4.00	$4.00
Implied Share Price at 5.0x TEV / LTM EBITDA	--	--	--	--	79.01
Total Returns to Shareholders	$4.00	$4.00	$4.00	$4.00	$83.01
EBITDA	$114.5	$115.2	$114.3	$114.3	$115.8
Balance Sheet Statistics					
Cash	$62.5	$89.9	$118.2	$147.1	$177.6
Debt	7.0	4.5	3.6	2.6	1.7
Ending Shares Outstanding	9.6	9.6	9.6	9.6	9.6

Implied Value Per Share (Discounted at 12.00%) $59.25

Share Value: Discount Rate vs. Dividend

Discount Rate	Annual Dividend Per Share $3.50	$4.00	$4.50
12.00%	$58.91	$59.25	$59.59
14.00%	54.39	54.77	55.14
16.00%	50.31	50.71	51.12

Assumptions	
Discount Rate	12.00%
TEV / LTM EBITDA	5.0x
Dividend Per Share	$4.00

Source: Company documents, Company financial projections and Berenson estimates.
Note: Dollars in millions except per share data. Shares outstanding in millions.
(1) Pro forma dividend policy based on guidance by Company management.

Berenson &company

B. Detailed Cowboy Offer Overview

Cowboy Offer Summary

Offer Price	➢ $60.00 per share ▪ Implied equity value of $597 million (1) ▪ Implied total enterprise value of $573 million (1)
Implied Premium / (Discount)	➢ 9% premium to Tiger's current share price of $55.06 (as of 10/15/2010) ➢ (2%) discount to Tiger's one-month average share price of $61.19 ➢ 18% premium to Tiger's six-month average share price of $50.91 ➢ 31% premium to Tiger's one-year average share price $45.71
Debt Financing	➢ Debt commitment letter from Morgan Stanley ➢ Expired on 9/30/10 (extension clause available) ➢ Redacted fee letter provided

Source: Cowboy proposal letter, Morgan Stanley commitment letter and Capital IQ.
(1) As of 6/30/2010.

Berenson &company

Cowboy Offer Summary *(Continued)*

Debt Financing Terms	➢ $300mm 6-Year Senior Term Loan ▪ Interest [1]: Base Rate [2] (2.75% floor) plus 4.25% or LIBOR (1.75% floor) plus 5.25% ▪ Amortization: 1.0% quarterly ➢ $20mm 5-Year Revolving Facility ▪ Unused commitment fee: 0.75% per annum ▪ Interest: same as Senior Term Loan ▪ Letter of credit fees [3] ➢ $75mm 6.5-Year Senior Secured Second Lien Facility ▪ Interest [1]: Base Rate [2] (2.75% floor) plus 7.25% or LIBOR (1.75% floor) plus 8.25% ▪ Amortization: none ▪ Prepayment premium: 104% decreasing to par value by year 4
Conditions to Deal Closing	➢ No due diligence requirement from Cowboy ➢ Customary conditions to closing, including shareholder and regulatory (including anti-trust and insurance regulatory authorities) approvals ➢ Consummation of debt financing ▪ Minimum equity / total capitalization ratio of 35% ▪ Maximum leverage at Closing of 3.65x

Source: Cowboy proposal letter and Morgan Stanley commitment letter.
(1) Determination of Base Rate or LIBOR based interest rate at borrower's option.
(2) Base Rate defined as the highest of (i) the Federal Funds rate plus 0.50%, (ii) Morgan Stanley base commercial lending rate or (iii) one-month LIBOR plus 1.0%.
(3) Letter of credit fees include 0.25% annual fee on face amount and a participation fee on the undrawn amount of 5.25% (LIBOR interest margin).

Berenson &company

Cowboy Offer Summary *(Continued)*

Deal Termination Fee	➢ Each party owes the other termination fee in certain circumstances ➢ Dollar amounts TBD ➢ Contemplates reduced termination fee to Company if deal terminated due to debt financing ➢ Contemplates reduced termination fee to Cowboy if deal terminated due to failure to receive shareholder approval
"Go Shop"	➢ Market test period to solicit other proposals ➢ Full termination fee payable to Cowboy in the event of a Superior Proposal
Partners and Advisors	➢ Lead executive: Bill Lobeck ➢ Financial advisor: Goldman Sachs ➢ Legal advisor: Schulte Roth & Zabel ➢ Industry consultant: McKinsey & Company

C. Detailed Financial Model

Project Tiger
Standalone Financial Model Assumptions

I. Capital Structure

6/30/10 Capital Structure (Actual)
9.9mm common equity shares outstanding
$28.1mm debt - $49.0mm cash = ($20.8) net debt

9/30/10 Capital Structure (Estimated)
9.7mm common equity shares outstanding
$23.6mm debt - $42.4mm cash = ($18.9) net debt

Refinancing
Sources
$200.0mm term loan issued at L + 3.25% with a LIBOR floor of 1.75%
Uses
Repayment of existing debt obligations: $8.8mm of existing term loan
Tender offer for common shares outstanding: $188.3mm
Fees and Expenses: $3.0mm, capitalized and amortized over 5 years

II. Associates & Members

Associate Base
146.6K associates recruited in 2010
110.0K associates recruited in 2011, growing at 10.0% per year thereafter
Associate retention calculated based on historical vintage retention (90.0% retention after the first year, etc.)

Membership Base
0.95 members recruited per existing associate (associates with tenure greater than 1 year)
0.79 members recruited per new associate in 2010 (those who joined in the current year)
0.10 increase in new associate recruiting productivity per year
Membership retention calculated based on historical vintage retention (50.7% retention after the first year, etc.)

Other
First year cancellation rate assumed for new members and associates, based on mid-year convention
For example, 503,148 members recruited in 2010, of which 358,261 remain by the end of the year

III. Revenue and Cost Assumptions

Revenue
Membership Fees
$297.65 per year ($24.80 per month) average annual membership fee for existing customers in 2010, growing at 1.0% per year thereafter
$325.88 per year ($27.16 per month) average annual membership fee for new customers
92.8% fees collected as % of premiums in force

Associate Services Revenue
New associates pay entry fee of $149.00 for 2011 onward

eServices Revenue
12.1% of Associates subscribe to eServices
33.0% of eService subscribers pay via bank draft; the remaining 67.0% pay via credit card
Bank draft subscribers pay $19.95; credit card subscribers pay $20.95

Other Revenue
Primary component is $10.00 enrollment fee, recognized/amortized over three years

Project Tiger
Standalone Financial Model Assumptions

Costs

Cost of Sales

Provider law firms receive 33.5% of membership fees
Associates receive 69.4% of a policy's first year premiums ($325.88 per premium written) as commissions
Associate Services and Direct Marketing costs equal Associate Service and eServices revenues

Operating Expenses

56.5% of SG&A fixed expenses in 2011; 43.5% variable
3.0% inflation rate assumed on variable SG&A expenses per year
No growth in employee salaries or benefits when revenue growth is negative
0.41% premium taxes assumed membership fees, payable in lieu of state income tax in states regulated as insurance provider

IV. Balance Sheet Assumptions

Working Capital

5.2 Membership Income Receivable days outstanding (based on Membership Fees)
273.7 Deferred Member And Associate Service Costs Asset days outstanding (based on Associate Services and Direct Marketing Costs)
10.0 Membership Benefits days outstanding (based on Membership Fees)
23.0 Deferred Revenue And Fees days outstanding (based on Total Revenue)
13.8 Accounts Payable And Accrued Expenses days outstanding (based on total operating expenses)
31.0 Deferred Member And Associate Service Costs Liability days outstanding (based on Associate Services and Direct Marketing Costs)

Property, Plant and Equipment

Depreciated existing net book value of assets using actual remaining life
$5.0mm of Additions to Property, Plant and Equipment each year from 2011-2015
All new additions assumed to be either Computer Equipment or Computer Software, depreciable over a 3 year life

Available for Sale Investments

$28.6mm of Available for Sale Investments in 2010
Available for Sale investments bought and sold to maintain regulatory minimum capital requirements

Other

$2.67 of inventory per associate
$0.0mm of Income Taxes Receivable from 2011-2015
$0.0mm of Income Taxes Payable from 2011-2015
$6.0mm of Other Assets from 2011-2015
$4.1mm of Investment Pledged from 2011-2015

V. Cash Flow Assumptions

Uses of Excess Cash Flow

If Leverage Ratio > 1.75x, then use Excess Cash Flow to reduce Leverage Ratio to 1.75x
If Leverage Ratio < 1.75x, then use 50.0% of Excess Cash Flow to repurchase stock
Shares repurchased at a 5.0% discount to 9.5x earnings

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Income Statement	Fiscal Year Ended December 31,										
	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Revenue											
Membership Fees	$389.3	$412.2	$427.4	$436.8	$426.4	$423.7	$415.4	$421.9	$433.2	$450.4	$473.2
Associate Services Revenue	29.0	26.9	25.1	23.5	28.4	24.4	30.7	32.2	34.3	37.0	40.0
Other	5.2	5.0	4.5	4.2	3.7	3.6	3.7	3.6	3.7	3.9	4.2
Total Revenue	$423.4	$444.0	$457.1	$464.5	$458.5	$451.7	$449.8	$457.6	$471.3	$491.3	$517.4
Cost of Sales											
Membership Benefits	($137.2)	($145.8)	($148.8)	($150.3)	($145.1)	($142.0)	($139.2)	($141.3)	($145.1)	($150.9)	($158.5)
Commission Payments to Associates	(141.6)	(126.8)	(130.6)	(126.8)	(130.6)	(117.1)	(113.8)	(116.5)	(123.9)	(133.9)	(146.0)
Associate Services and Direct Marketing	(30.5)	(29.5)	(28.9)	(23.6)	(31.9)	(24.0)	(30.7)	(32.2)	(34.3)	(37.0)	(40.0)
Total Cost of Sales	($309.2)	($302.0)	($308.3)	($300.7)	($307.7)	($283.1)	($283.6)	($290.0)	($303.3)	($321.7)	($344.5)
Gross Profit	**$114.1**	**$142.0**	**$148.8**	**$163.8**	**$150.8**	**$168.7**	**$166.2**	**$167.7**	**$167.9**	**$169.6**	**$172.9**
Operating Expenses											
General and Administrative	($49.0)	($50.1)	($50.5)	($53.0)	($51.6)	($49.2)	($50.0)	($50.7)	($51.9)	($53.3)	($55.2)
Premium Taxes	(2.1)	(1.8)	(2.0)	(1.8)	(1.8)	(1.7)	(1.7)	(1.7)	(1.8)	(1.8)	(1.9)
Litigation Accrual	0.3	0.7	(0.0)	(0.9)	0.5	--	--	--	--	--	--
Total Operating Expense	($50.8)	($51.2)	($52.4)	($55.7)	($52.9)	($50.9)	($51.7)	($52.5)	($53.6)	($55.2)	($57.1)
EBITDA	**$63.4**	**$90.8**	**$96.4**	**$108.1**	**$97.9**	**$117.7**	**$114.6**	**$115.2**	**$114.3**	**$114.3**	**$115.8**
Depreciation and Amortization	(7.5)	(8.3)	(8.5)	(8.8)	(8.2)	(7.8)	(7.8)	(7.7)	(6.7)	(6.8)	(6.7)
EBIT	$55.9	$82.5	$87.9	$99.4	$89.7	$110.0	$106.7	$107.5	$107.6	$107.5	$109.1
Interest Income, Net	(1.2)	(2.8)	(3.3)	(2.0)	0.9	0.6	(7.7)	(5.5)	(3.1)	(0.9)	1.3
Pre-Tax Income	$54.7	$79.7	$84.5	$97.4	$90.7	$110.6	$99.0	$102.1	$104.4	$106.6	$110.4
Income Tax Expense	(18.9)	(27.9)	(33.3)	(37.2)	(35.5)	(43.0)	(38.8)	(40.1)	(41.2)	(42.1)	(43.7)
Net Income	$35.8	$51.8	$51.2	$60.2	$55.1	$67.6	$60.2	$62.0	$63.3	$64.5	$66.7
Average Common Shares Outstanding				11.5	10.5	9.8	6.4	6.2	6.0	5.7	5.4
Earnings Per Share				$5.23	$5.25	$6.89	$9.47	$10.01	$10.60	$11.36	$12.39

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Balance Sheet	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
	Fiscal Year Ended December 31,										
Cash						$44.5	$53.0	$62.0	$58.5	$55.0	$51.6
Membership Income Receivable						6.0	5.9	6.0	6.1	6.4	6.7
Inventories						1.3	1.2	1.3	1.3	1.4	1.5
Income Taxes Receivable						--	--	--	--	--	--
Deferred Member And Associate Service Costs						18.0	23.0	24.1	25.8	27.7	30.0
Other Assets						6.0	6.0	6.0	6.0	6.0	6.0
Total Current Assets						$75.8	$89.1	$99.3	$97.7	$96.5	$95.7
Available For Sale Investments [1]						$28.6	$22.9	$23.2	$23.7	$24.5	$25.5
Investment Pledged						4.1	4.1	4.1	4.1	4.1	4.1
Property And Equipment, Net						44.5	42.3	40.3	39.2	37.9	36.8
Deferred Member And Associate Service Costs						2.0	2.6	2.7	2.9	3.1	3.4
Cash Value of Life Insurance Policies						9.1	9.9	10.9	12.0	13.1	14.4
Capitalized Transaction Fees						3.0	2.4	1.8	1.2	0.6	--
Other Assets (Excluding Life Insurance Policies)						1.4	1.4	1.4	1.4	1.4	1.4
Total Non-Current Assets						$92.7	$85.7	$84.4	$84.5	$84.8	$85.6
Total Assets						$168.5	$174.8	$183.8	$182.2	$181.3	$181.4
Membership Benefits						$11.6	$11.3	$11.5	$11.8	$12.3	$12.9
Deferred Revenue And Fees						28.5	28.4	28.9	29.7	31.0	32.6
Income Taxes Payable						--	--	--	--	--	--
Accounts Payable And Accrued Expenses						12.5	12.6	12.9	13.4	14.2	15.1
Total Current Liabilities						$52.6	$52.3	$53.3	$55.0	$57.5	$60.7
Total Debt						$210.3	$167.0	$124.5	$83.6	$42.6	$1.7
Total Capital Lease Obligations						0.9	0.8	0.8	0.8	0.8	0.8
Deferred Revenue And Fees						2.0	2.0	2.0	2.0	2.0	2.0
Deferred Tax Liability, Net [2]						0.6	0.6	0.6	0.6	0.6	0.6
Other Non-Current Liabilities (Excluding Deferred Compensation)						10.2	11.1	12.1	13.1	14.3	15.6
Total Non-Current Liabilities						$224.0	$181.6	$140.1	$100.2	$60.4	$20.7
Total Liabilities						$276.6	$234.0	$193.4	$155.2	$117.8	$81.3
Shareholders' Equity						(108.1)	(59.1)	(9.6)	27.0	63.5	100.0
Total Liabilities and Shareholders' Equity						$168.5	$174.8	$183.8	$182.2	$181.3	$181.4

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Cash Flow Statement	Fiscal Year Ended December 31,										
	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Net Income							$60.2	$62.0	$63.3	$64.5	$66.7
Plus: Depreciation							7.2	7.1	6.1	6.2	6.1
Plus: Amortization of Transaction Fees							0.6	0.6	0.6	0.6	0.6
Less: Change in Net Working Capital							(5.1)	(0.3)	(0.1)	0.2	0.5
Less: Capitalized Transaction Fees							--	--	--	--	--
Less: Change in Other Assets							(1.4)	(1.1)	(1.2)	(1.4)	(1.5)
Plus: Change in Other Liabilities							0.9	1.0	1.1	1.2	1.3
Cash Flow From Operations							$62.3	$69.2	$69.7	$71.3	$73.7
Additions to Property, Plant and Equipment							($5.0)	($5.0)	($5.0)	($5.0)	($5.0)
Sale / (Purchase) of Available for Sale Investments							5.7	(0.3)	(0.5)	(0.8)	(1.0)
Cash Flow From Investing							$0.7	($5.3)	($5.5)	($5.8)	($6.0)
Change in Debt							($43.2)	($42.5)	($41.0)	($41.0)	($41.0)
Purchases Of Treasury Stock							(11.2)	(12.5)	(26.7)	(28.0)	(30.1)
Decrease in Capital Leases							(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Dividend Paid							--	--	--	--	--
Cash Flow From Financing							($54.5)	($55.0)	($67.7)	($69.0)	($71.1)
Net Change in Cash							$8.5	$9.0	($3.5)	($3.5)	($3.4)
Beginning Cash Balance							$44.5	$53.0	$62.0	$58.5	$55.0
Ending Cash Balance						$44.5	$53.0	$62.0	$58.5	$55.0	$51.6

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Debt Schedule	Maximum	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
		Fiscal Year Ended December 31,										
Cash Available to Pay Down Debt												
Free Cash Flow								$63.0	$63.9	$64.2	$65.5	$67.7
Plus: Existing Cash								44.5	53.0	62.0	58.5	55.0
Less: Minimum Cash Balance								(15.0)	(15.0)	(15.0)	(15.0)	(15.0)
Plus: New Debt Drawdowns								--	--	--	--	--
Less: Mandatory Debt Paydowns (Including Cash Sweep)								(43.2)	(42.5)	(41.0)	(41.0)	(41.0)
Less: Decrease in Capital Leases								(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Less: Dividend Paid								--	--	--	--	--
Less: Stock Repurchases								(11.2)	(12.5)	(26.7)	(28.0)	(30.1)
Cash Available for Revolver / (Cash Needs)								$38.0	$47.0	$43.5	$40.0	$36.6
Wells Stock Revolver	Maximum											
Beginning Balance	$5.0							$--	$--	$--	$--	$--
Drawdown								--	--	--	--	--
Paydown								--	--	--	--	--
Refinancing								--	--	--	--	--
Ending Balance							$--	$--	$--	$--	$--	$--
Interest Expense	L + 1.50%							--	--	--	--	--
Wells Stock Term Loan												
Beginning Balance								$--	$--	$--	$--	$--
Drawdown								--	--	--	--	--
Paydown								--	--	--	--	--
Refinancing								--	--	--	--	--
Ending Balance							$--	$--	$--	$--	$--	$--
Interest Expense	L + 1.50%							--	--	--	--	--
Wells Equipment Loan												
Beginning Balance								$6.4	$5.5	$4.5	$3.6	$2.6
Drawdown								--	--	--	--	--
Paydown								(1.0)	(1.0)	(1.0)	(1.0)	(1.0)
Refinancing								--	--	--	--	--
Ending Balance							$6.4	$5.5	$4.5	$3.6	$2.6	$1.7
Interest Expense	L + 0.89%							(0.1)	(0.1)	(0.1)	(0.1)	(0.1)

Project Tiger

Standalone Financial Model

$ in millions, except per share data

BOK Building Loan							
Beginning Balance			$3.8	$1.5	($0.0)	($0.0)	($0.0)
Drawdown			--	--	--	--	--
Paydown			(2.3)	(1.5)	--	--	--
Refinancing			--	--	--	--	--
Ending Balance		$3.8	$1.5	($0.0)	($0.0)	($0.0)	($0.0)
Interest Expense	L + 1.50%		(0.1)	(0.0)	0.0	0.0	0.0
New Wells Stock Term Loan							
Beginning Balance			$200.0	$160.0	$120.0	$80.0	$40.0
Drawdown			--	--	--	--	--
Mandatory Paydown			(40.0)	(40.0)	(40.0)	(40.0)	(40.0)
Additional Paydown			--	--	--	--	--
Ending Balance		$200.0	$160.0	$120.0	$80.0	$40.0	$--
Interest Expense	L + 3.25%		(9.0)	(7.0)	(5.0)	(3.0)	(1.0)
New Wells 2nd Lien							
Beginning Balance			$--	$--	$--	$--	$--
Drawdown			--	--	--	--	--
Mandatory Paydown			--	--	--	--	--
Additional Paydown			--	--	--	--	--
Ending Balance		$--	$--	$--	$--	$--	$--
Interest Expense	L + 3.25%		--	--	--	--	--
Total Interest Expense			($9.1)	($7.1)	($5.1)	($3.1)	($1.1)
Total Interest Income	L + 1.00%		0.7	0.9	1.1	1.3	1.4
Income on Investment Securities	L + 2.00%		0.7	0.7	0.8	0.9	1.0
Interest Income, Net			($7.7)	($5.5)	($3.1)	($0.9)	$1.3

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Debt Covenants and Excess Cash			2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
			Fiscal Year Ended December 31,										
EBITDA													
EBITDA (> $80.0mm)	$80.0								$114.5	$115.2	$114.3	$114.3	$115.8
Covenant Satisfied?									Yes	Yes	Yes	Yes	Yes
Fixed Charge Ratio													
Mandatory Principal Payments									$43.2	$42.5	$41.0	$41.0	$41.0
Interest Expense									9.1	7.1	5.1	3.1	1.1
Total Fixed Charges									$52.4	$49.6	$46.0	$44.0	$42.0
EBITDA									$114.5	$115.2	$114.3	$114.3	$115.8
Less: Federal Cash Taxes Paid									(34.6)	(35.7)	(36.6)	(37.3)	(38.6)
Less: Capital Expenditures									(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Adjusted EBITDA									$74.8	$74.5	$72.7	$72.0	$72.1
Fixed Charge Ratio (> 1.10x)	1.10x								1.43x	1.50x	1.58x	1.64x	1.72x
Covenant Satisfied?									Yes	Yes	Yes	Yes	Yes
Leverage Ratio													
Total Debt									$167.0	$124.5	$83.6	$42.6	$1.7
Total Capital Leases									0.8	0.8	0.8	0.8	0.8
Total Adjusted Indebtedness									$167.9	$125.4	$84.4	$43.4	$2.4
EBITDA									114.5	115.2	114.3	114.3	115.8
Leverage Ratio (< 1.75x)	1.75x								1.47x	1.09x	0.74x	0.38x	0.02x
Covenant Satisfied?									Yes	Yes	Yes	Yes	Yes
Excess Cash Flow													
EBITDA									$114.5	$115.2	$114.3	$114.3	$115.8
Less: Cash Interest Expense									(9.1)	(7.1)	(5.1)	(3.1)	(1.1)
Less: Federal Cash Taxes Paid									(34.6)	(35.7)	(36.6)	(37.3)	(38.6)
Less: Mandatory Principal Payments									(43.2)	(42.5)	(41.0)	(41.0)	(41.0)
Less: Capital Expenditures									(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Less: Dividend Paid									--	--	--	--	--
Excess Cash Flow									$22.5	$24.9	$26.7	$28.0	$30.1
Cash Sweep to Reduce Leverage to 1.75x									--	--	--	--	--
Excess Cash Flow Available for Stock Repurchases									$22.5	$24.9	$26.7	$28.0	$30.1
Excess Cash Flow Repurchase Rate	50.0%	1.00x							50.0%	50.0%	100.0%	100.0%	100.0%
Stock Repurchases From Excess Cash Flow									$11.2	$12.5	$26.7	$28.0	$30.1
Total Adjusted Indebtedness Before Cash Sweep									$167.9	$125.4	$84.4	$43.4	$2.4
Leverage Ratio Before Cash Sweep									1.47x	1.09x	0.74x	0.38x	0.02x
Minimum Qualified Cash													
Qualified Cash									$53.0	$62.0	$58.5	$55.0	$51.6
Plus: Unused Revolver									5.0	5.0	5.0	5.0	5.0
Total Liquidity									$58.0	$67.0	$63.5	$60.0	$56.6
Less: Minimum Cash									(15.0)	(15.0)	(15.0)	(15.0)	(15.0)
Cash Available for Stock or Dividends									$43.0	$52.0	$48.5	$45.0	$41.6

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Shares Outstanding and Dividend Schedule	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
	Fiscal Year Ended December 31,										
Beginning Shares Outstanding						10.1	6.4	6.3	6.1	5.8	5.5
Shares Repurchased						(3.6)	(0.2)	(0.1)	(0.3)	(0.3)	(0.3)
Shares Issued						--	--	--	--	--	--
Ending Shares Outstanding					10.1	6.4	6.3	6.1	5.8	5.5	5.2
Average Shares Outstanding						9.8	6.4	6.2	6.0	5.7	5.4
Dividend Per Share						$--	$--	$--	$--	$--	$--
Total Dividend Paid						$--	$--	$--	$--	$--	$--
Prior Year's Earnings Per Share						$5.25	$6.89	$9.47	$10.01	$10.60	$11.36
Price / Earnings Multiple						9.1x	9.5x	9.5x	9.5x	9.5x	9.5x
Implied Share Price						$47.96	$65.48	$90.00	$95.12	$100.73	$107.97

Deferred Taxes	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
	Fiscal Year Ended December 31,										
Book Depreciation		$8.3	$8.5	$8.8	$8.2	$7.8	$7.2	$7.1	$6.1	$6.2	$6.1
Tax Depreciation		9.0	9.1	11.1	10.0	5.2	5.7	6.1	6.3	6.6	6.5
Change in Net Deferred Tax Liability From Depreciation		$0.3	$0.2	$0.9	$0.7	($1.0)	($0.6)	($0.4)	$0.1	$0.1	$0.2
Other Change in Net Deferred Tax Liability		0.5	(0.8)	(0.5)	(1.2)	1.6	0.6	0.4	(0.1)	(0.1)	(0.2)
Total Change in Net Deferred Tax Liability		$0.8	($0.6)	$0.4	($0.5)	$0.6	$--	$--	$--	$--	$--
Statutory Income Tax Expense							($38.8)	($40.1)	($41.2)	($42.1)	($43.7)
Plus: Change in Net Deferred Tax Liability							--	--	--	--	--
Income Tax Expense							($38.8)	($40.1)	($41.2)	($42.1)	($43.7)

Regulatory Capital Requirements	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
	Fiscal Year Ended December 31,										
Fixed Capital Requirement											
Tiger Florida Requirement						$3.0	$3.0	$3.0	$3.0	$3.0	$3.0
Tiger Virginia Requirement						2.0	2.0	2.0	2.0	2.0	2.0
Total Fixed Capital Requirement						$5.0	$5.0	$5.0	$5.0	$5.0	$5.0
Tiger Casualty Requirement											
New Premiums Written at Casualty					$57.5	$56.5	$55.7	$56.5	$58.0	$60.3	$63.4
Regulatory Surplus Requirement						3 to 1	3 to 1	3 to 1	3 to 1	3 to 1	3 to 1
Required Regulatory Net Worth						$18.8	$18.6	$18.8	$19.3	$20.1	$21.1
Plus: Regulatory Liabilities					3.5	3.5	3.5	3.5	3.5	3.5	3.5
Total Casualty Capital Requirement						$22.3	$22.0	$22.3	$22.8	$23.6	$24.6
Beginning Total Investments						$27.7	$32.7	$27.0	$27.3	$27.8	$28.6
Less: Total Regulatory Capital Requirement						(27.3)	(27.0)	(27.3)	(27.8)	(28.6)	(29.6)
Regulatory Capital Surplus / (Deficiency)						$0.4	$5.7	($0.3)	($0.5)	($0.8)	($1.0)
Purchase / (Sale) of Available for Sale Investments						5.0	(5.7)	0.3	0.5	0.8	1.0
Ending Total Investments					$27.7	$32.7	$27.0	$27.3	$27.8	$28.6	$29.6

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Key Statistics	Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Growth Rates											
Membership Fees		5.9%	3.7%	2.2%	(2.4%)	(0.6%)	(2.0%)	1.6%	2.7%	4.0%	5.1%
Associate Services Revenue		(7.3%)	(6.5%)	(6.3%)	20.5%	(13.8%)	25.6%	4.8%	6.8%	7.7%	8.1%
Other		(3.8%)	(8.4%)	(8.2%)	(11.5%)	(3.5%)	4.4%	(3.1%)	2.3%	5.2%	7.3%
Total Revenues		4.9%	2.9%	1.6%	(1.3%)	(1.5%)	(0.4%)	1.7%	3.0%	4.2%	5.3%
Margins											
Membership Benefits (% of Membership Fees)		35.4%	34.8%	34.4%	34.0%	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%
Commission Payments to Associates (% of Membership Fees)		30.8%	30.6%	29.0%	30.6%	27.6%	27.4%	27.6%	28.6%	29.7%	30.8%
Associate Services and Direct Marketing (% of Revenue)		6.6%	6.3%	5.1%	7.0%	5.3%	6.8%	7.0%	7.3%	7.5%	7.7%
Total Cost of Sales (% of Total Revenue)		68.0%	67.4%	64.7%	67.1%	62.7%	63.1%	63.4%	64.4%	65.5%	66.6%
Gross Profit		**32.0%**	**32.6%**	**35.3%**	**32.9%**	**37.3%**	**36.9%**	**36.6%**	**35.6%**	**34.5%**	**33.4%**
General and Administrative		11.3%	11.0%	11.4%	11.3%	10.9%	11.1214%	11.1%	11.0%	10.9%	10.7%
Premium Taxes (% of Membership Fees)		0.4%	0.5%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%
Litigation Accrual		(0.2%)	0.0%	0.2%	(0.1%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Operating Expense		11.5%	11.5%	12.0%	11.5%	11.3%	11.5%	11.5%	11.4%	11.2%	11.0%
EBITDA		**20.4%**	**21.1%**	**23.3%**	**21.4%**	**26.1%**	**25.4%**	**26.2%**	**24.2%**	**23.3%**	**22.4%**
Memberships and Associates											
Beginning Memberships		1,542,789	1,538,740	1,575,802	1,559,154	1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318
New Memberships		612,726	612,096	552,327	568,095	509,598	503,148	515,168	547,820	591,969	645,454
Cancelled Memberships		(616,775)	(575,034)	(568,975)	(579,664)	(584,448)	(499,573)	(499,110)	(511,372)	(536,466)	(571,767)
Total Ending Memberships		1,538,740	1,575,802	1,559,154	1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	1,658,006

(1) Available for Sale Investments includes both current and long-term investments.

(2) Deferred Tax Liability, Net is net of deferred tax assets.

Project Tiger

Standalone Financial Model Gross Profit Buildup

$ in millions, except per share data

Membership Production		Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Membership Year	Retention Rate											
1	50.7%					363,938	362,854	358,261	366,820	390,070	421,505	459,589
2	67.8%					203,476	174,708	183,967	181,638	185,978	197,765	213,703
3	76.0%					161,787	130,623	118,452	124,730	123,151	126,093	134,085
4	81.2%					121,208	116,422	99,273	90,023	94,794	93,595	95,831
5	85.3%					109,963	93,189	94,534	80,610	73,099	76,973	75,999
6	87.4%					87,409	88,812	79,490	80,638	68,760	62,353	65,658
7	89.5%					83,847	72,334	77,622	69,474	70,477	60,097	54,497
8	90.0%					80,636	71,054	64,739	69,471	62,180	63,077	53,786
9	91.0%					72,140	68,714	63,948	58,265	62,524	55,962	56,770
10	92.0%					65,078	62,158	62,530	58,193	53,021	56,897	50,925
11	93.0%					53,715	56,689	57,185	57,528	53,538	48,780	52,345
12	93.0%					41,878	47,299	52,721	53,182	53,501	49,790	45,365
13	93.0%					26,193	36,876	43,988	49,030	49,459	49,756	46,305
14	93.0%					17,257	23,065	34,295	40,909	45,598	45,997	46,273
15	93.0%					9,725	15,196	21,450	31,894	38,046	42,406	42,777
16	92.0%					4,130	8,563	14,132	19,949	29,662	35,382	39,438
17	93.0%					3,158	3,598	7,878	13,002	18,353	27,289	32,552
18	93.0%					1,047	2,781	3,346	7,327	12,091	17,068	25,378
19	95.0%					626	922	2,586	3,112	6,814	11,245	15,873
20+						40,374	36,879	35,911	36,573	37,700	42,288	50,857
Total Memberships						1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	1,658,006
Beginning Memberships							1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318
New Memberships					552,327	568,095	509,598	503,148	515,168	547,820	591,969	645,454
Cancelled Memberships							(584,448)	(499,573)	(499,110)	(511,372)	(536,466)	(571,767)
Total Ending Memberships						1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	1,658,006
Average Memberships							1,510,160	1,474,522	1,484,339	1,510,591	1,556,567	1,621,162
Average Existing Memberships							1,328,733	1,295,392	1,300,929	1,315,557	1,345,814	1,391,367
Average Existing Annual Membership Fee							$297.7	$300.6	$303.6	$306.7	$309.7	$312.8
Average Existing Premium in Force							$395.5	$389.4	$395.0	$403.4	$416.9	$435.3
Average New Memberships, Net							181,427	179,131	183,410	195,035	210,753	229,794
Average Annual New Premium Written							$325.9	$325.9	$325.9	$325.9	$325.9	$325.9
Average New Premium in Force							$59.1	$58.4	$59.8	$63.6	$68.7	$74.9
Total Premium in Force							$454.6	$447.8	$454.8	$467.0	$485.5	$510.2
Fees Collected as a % of Premium in Force							93.2%	92.8%	92.8%	92.8%	92.8%	92.8%
Total Membership Fees							$423.7	$415.4	$421.9	$433.2	$450.4	$473.2
Weighted Average Membership Fee							$301.0	$303.7	$306.4	$309.2	$311.9	$314.7

Commissions		Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Average Fee Per New Membership							$325.9	$325.9	$325.9	$325.9	$325.9	$325.9
Net Commission as % of New Membership Fees	69.4%						69.4%	69.4%	69.4%	69.4%	69.4%	69.4%
Net Commission Payments to Associates							($115.2)	($113.8)	($116.5)	($123.9)	($133.9)	($146.0)

Project Tiger

Standalone Financial Model Gross Profit Buildup

$ in millions, except per share data

Associates Recruitment		Fiscal Year Ended December 31,										
		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Recruitment Year	Retention Rate											
Stub	90.0%											
1	52.1%					164,503	131,896	98,960	108,856	119,741	131,715	144,887
2	67.4%					48,182	85,746	68,750	51,582	56,740	62,414	68,656
3	81.4%					39,590	32,498	57,835	46,371	34,791	38,271	42,098
4	85.1%					33,089	32,225	26,452	47,076	37,744	28,319	31,151
5	88.6%					40,054	28,144	27,409	22,499	40,040	32,104	24,087
6	88.8%					19,053	35,507	24,949	24,297	19,945	35,495	28,459
7	90.4%					18,383	16,919	31,530	22,154	21,576	17,711	31,519
8	92.9%					20,468	16,615	15,291	28,497	20,023	19,500	16,007
9	93.8%					16,908	19,008	15,429	14,200	26,463	18,595	18,109
10	93.9%					15,077	15,851	17,820	14,465	13,313	24,810	17,433
11	95.2%					13,828	14,153	14,880	16,727	13,578	12,497	23,289
12	96.6%					12,983	13,159	13,468	14,160	15,918	12,921	11,892
13	95.3%					7,156	12,548	12,718	13,017	13,685	15,385	12,488
14	93.7%					6,943	6,820	11,959	12,121	12,405	13,042	14,662
15	94.2%					4,373	6,506	6,391	11,206	11,358	11,624	12,221
16	92.4%					1,446	4,118	6,127	6,018	10,553	10,696	10,947
17	92.7%					959	1,336	3,806	5,662	5,562	9,752	9,884
18	86.8%					139	889	1,239	3,530	5,251	5,158	9,044
19	95.0%					62	121	772	1,076	3,064	4,559	4,478
20	95.0%					55	59	115	734	1,022	2,912	4,332
21+	95.0%					13,957	13,313	12,706	12,181	12,271	12,631	14,768
Total Associates						477,208	487,431	468,604	476,428	495,046	520,110	550,411
Beginning Associates							477,208	487,431	468,604	476,428	495,046	520,110
New Associates						186,054	146,611	110,000	121,000	133,100	146,410	161,051
Cancelled Associates							(136,388)	(128,827)	(113,176)	(114,482)	(121,346)	(130,750)
Total Ending Associates						477,208	487,431	468,604	476,428	495,046	520,110	550,411
New Associates Recruited							146,611	110,000	121,000	133,100	146,410	161,051
Up-Front Fee Per New Associate							$67.3	$149.0	$149.0	$149.0	$149.0	$149.0
New Associate Revenue							$9.9	$16.4	$18.0	$19.8	$21.8	$24.0

New Membership Production	Fiscal Year Ended December 31,										
	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Average Existing Associates						416,371	428,538	418,088	425,866	441,720	462,817
Production Per Existing Associate					1.08	0.95	0.95	0.95	0.95	0.95	0.95
Existing Associates Production						393,657	405,159	395,280	402,633	417,623	437,568
New Associates Recruited						146,611	110,000	121,000	133,100	146,410	161,051
Production Per New Associate					0.92	0.79	0.89	0.99	1.09	1.19	1.29
New Associates Production						115,941	97,989	119,888	145,187	174,346	207,886
Total New Memberships Produced						509,598	503,148	515,168	547,820	591,969	645,454

Project Tiger

Standalone Financial Model Gross Profit Buildup

$ in millions, except per share data

	Fiscal Year Ended December 31,										
eService	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
eService Bank Draft Subscribers						16,180	19,053	18,833	19,360	20,231	21,334
eService Credit Card Subscribers						36,222	38,682	38,237	39,307	41,075	43,315
Other						6,469	--	--	--	--	--
Total eService Subscribers						58,872	57,735	57,071	58,667	61,305	64,649
Bank Draft Subscriber Fees						$3.9	$4.6	$4.5	$4.6	$4.8	$5.1
Credit Card Subscriber Fees						9.1	9.7	9.6	9.9	10.3	10.9
Other eService Subscriber Fees						1.6	--	--	--	--	--
Total eService Subscriber Fees						$14.6	$14.3	$14.1	$14.5	$15.2	$16.0

	Fiscal Year Ended December 31,										
Other Revenue	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Deferred Enrollment Fees (3 Year Amortization)						$3.5	$3.4	$3.3	$3.4	$3.6	$3.9
Agency Revenue						0.1	0.1	0.1	0.1	0.1	0.1
Ada Travel Revenue						0.1	0.1	0.1	0.1	0.1	0.1
Other Revenue						0.1	0.1	0.1	0.1	0.1	0.1
Total Other Revenue						$3.8	$3.7	$3.6	$3.7	$3.9	$4.2

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Number of Members		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
					Fiscal Year Ended December 31,							
					2010 Membership Adjustments							
					2010		2010					
Membership Retention Rate					Calculated	Adj.	Adjusted					
1	50.7%				362,854	--	362,854					
2	67.8%				184,517	(9,809)	174,708					
3	76.0%				137,957	(7,334)	130,623					
4	81.2%				122,958	(6,536)	116,422					
5	85.3%				98,421	(5,232)	93,189					
6	87.4%				93,798	(4,986)	88,812					
7	89.5%				76,395	(4,061)	72,334					
8	90.0%				75,043	(3,989)	71,054					
9	91.0%				72,572	(3,858)	68,714					
10	92.0%				65,647	(3,490)	62,158					
11	93.0%				59,872	(3,183)	56,689					
12	93.0%				49,955	(2,656)	47,299					
13	93.0%				38,947	(2,070)	36,876					
14	93.0%				24,359	(1,295)	23,065					
15	93.0%				16,049	(853)	15,196					
16	92.0%				9,044	(481)	8,563					
17	93.0%				3,800	(202)	3,598					
18	93.0%				2,937	(156)	2,781					
19	95.0%				974	(52)	922					
20+	95.0%				38,950	(2,071)	36,879					
					Total		1,472,735					

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

		Fiscal Year Ended December 31,										
Number of Associates		**2006A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2016E**
New Associates Recruited: Base Case		1					146,611	110,000	121,000	133,100	146,410	161,051
Base Case							146,611	110,000	121,000	133,100	146,410	161,051
Upside Case							146,611	110,000	121,000	133,100	146,410	161,051
Downside Case							146,611	--	--	--	--	--
New Associates Recruited Growth Rate (%): Base Case		1						(25.0%)	10.0%	10.0%	10.0%	10.0%
Base Case		10.0%						(25.0%)	10.0%	10.0%	10.0%	10.0%
Upside Case		10.0%						(25.0%)	10.0%	10.0%	10.0%	10.0%
Downside Case		--%						(100.0%)	--%	--%	--%	--%
New Associate Productivity						0.92	0.79	0.89	0.99	1.09	1.19	1.29
New Associate Productivity Growth: Base Case		1					--	0.10	0.10	0.10	0.10	0.10
Base Case							--	0.10	0.10	0.10	0.10	0.10
Upside Case							--	0.10	0.10	0.10	0.10	0.10
Downside Case							--	--	--	--	--	--
Existing Associate Productivity: Base Case		1				1.08	0.95	0.95	0.95	0.95	0.95	0.95
Base Case								0.95	0.95	0.95	0.95	0.95
Upside Case								0.95	0.95	0.95	0.95	0.95
Downside Case								--	--	--	--	--
Associates Retention Rate												
Stub	90.0%											
1	52.1%											
2	67.4%											
3	81.4%											
4	85.1%											
5	88.6%											
6	88.8%											
7	90.4%											
8	92.9%											
9	93.8%						44.5	53.0	62.0	58.5	55.0	51.6
10	93.9%											
11	95.2%											
12	96.6%											
13	95.3%											
14	93.7%											
15	94.2%											
16	92.4%											
17	92.7%											
18	86.8%											
19	95.0%											
20	95.0%											
20+	95.0%											

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Income Statement Drivers			Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Revenue													
Average Annual Existing Membership Fee								$297.7	$300.6	$303.6	$306.7	$309.7	$312.8
Average Annual Existing Membership Fee Growth Rate (%)									1.0%	1.0%	1.0%	1.0%	1.0%
Average Annual New Membership Fee								325.9	325.9	325.9	325.9	325.9	325.9
Average Annual New Membership Fee Growth								--	--	--	--	--	--
Fees Collected as a % of Premium In Force			0.0%	92.3%	92.9%	93.1%	92.2%	93.2%	92.8%	92.8%	92.8%	92.8%	92.8%
Up-Front Fee Per New Associate		$149.0							$149.0	$149.0	$149.0	$149.0	$149.0
Deferred New Member Enrollment Fee	$10.00	3 Years			10.0	10.0	10.0	10.0	10.0	10.0	10.0	10.0	10.0
% of New Membership Fees Deferred		65.0%						65.0%	65.0%	65.0%	65.0%	65.0%	65.0%
Total eService Subscribers							66,257	58,872	56,598	57,543	59,792	62,819	66,479
Total eService Subscribers as % of Total Associates							13.9%	12.1%	12.1%	12.1%	12.1%	12.1%	12.1%
% Bank Draft Users								27.8%	33.0%	33.0%	33.0%	33.0%	33.0%
% Credit Card Users								62.2%	67.0%	67.0%	67.0%	67.0%	67.0%
Monthly Bank Draft Fee Per Subscriber								$19.95	$19.95	$19.95	$19.95	$19.95	$19.95
Monthly Credit Card Fee Per Subscriber								20.95	20.95	20.95	20.95	20.95	20.95
Monthly Other Fee Per Subscriber								20.45	20.45	20.45	20.45	20.45	20.45
Agency Revenue								$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
Ada Travel Revenue								0.10	0.10	0.10	0.10	0.10	0.10
Other Revenue								0.10	0.10	0.10	0.10	0.10	0.10
Costs													
Provider Fee / Membership Fee		33.5%							33.5%	33.5%	33.5%	33.5%	33.5%
Net Commission as % of New Membership Fees		69.4%						69.4%	69.4%	69.4%	69.4%	69.4%	69.4%
Premium Taxes as % of Membership Fees		0.41%							0.41%	0.41%	0.41%	0.41%	0.41%
Statutory Federal Income Tax Rate		35.0%						35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Statutory Total Income Tax Rate			39.0%	39.0%	39.0%	39.0%	39.0%	39.1%	39.2%	39.3%	39.4%	39.5%	39.6%
Statutory Income Tax Rate Growth		0.1%							0.1%	0.1%	0.1%	0.1%	0.1%

Balance Sheet Drivers	Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Days Outstanding											
Membership Income Receivable	5.1	4.9	5.0	5.5	5.4	5.2	5.2	5.2	5.2	5.2	5.2
Deferred Member And Associate Service Costs Asset	194.3	196.5	208.7	243.6	183.8	273.7	273.7	273.7	273.7	273.7	273.7
Membership Benefits	10.9	10.6	10.4	10.0	10.3	10.0	10.0	10.0	10.0	10.0	10.0
Deferred Revenue And Fees	22.7	21.4	21.8	20.9	22.6	23.0	23.0	23.0	23.0	23.0	23.0
Accounts Payable And Accrued Expenses	19.4	14.2	16.2	16.8	19.6	13.8	13.8	13.8	13.8	13.8	13.8
Deferred Member And Associate Service Costs Liability	36.0	32.6	30.1	31.0	23.6	31.0	31.0	31.0	31.0	31.0	31.0
Other Balance Sheet Drivers											
Inventories (Per Thousand Associates)	$3.67	$3.01	$3.42	$3.02	$2.65	$2.67	$2.67	$2.67	$2.67	$2.67	$2.67
Income Taxes Receivable	--	0.7	2.3	0.7	1.3	--	--	--	--	--	--
Income Taxes Payable	4.6	--	5.6	--	--	--	--	--	--	--	--
Other Assets	5.2	6.4	6.8	6.2	6.1	6.0	6.0	6.0	6.0	6.0	6.0
Investment Pledged	4.3	4.1	4.3	4.0	4.2	4.1	4.1	4.1	4.1	4.1	4.1
Other Assets (Excluding Life Insurance Policies)	1.5	1.6	1.3	1.1	1.5	1.4	1.4	1.4	1.4	1.4	1.4
Cash Value of Life Insurance Policies	3.7	4.7	5.7	6.5	8.3	9.1	9.9	10.9	12.0	13.1	14.4
Cash Value of Life Insurance Policies Growth Rate (%)		27.0%	21.3%	14.7%	26.4%	9.7%	9.7%	9.7%	9.7%	9.7%	9.7%
Deferred Revenue And Fees	3.0	2.6	2.4	2.0	2.1	2.0	2.0	2.0	2.0	2.0	2.0
Other Non-Current Liabilities	3.9	5.2	6.5	7.9	9.2	10.2	11.1	12.1	13.1	14.3	15.6
Change in Other Non-Current Liabilities ($)		1.3	1.3	1.4	1.3	1.0	0.9	1.0	1.1	1.2	1.3

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Cash Flow Statement Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
		Fiscal Year Ended December 31,										
Mandatory Purchase of Treasury Stock								$--	$--	$--	$--	$--
Amortization of Capital Leases								(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Dividend Per Share	$--							$--	$--	$--	$--	$--

Debt Schedule Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
		Fiscal Year Ended December 31,										
Minimum Cash Balance	$15.0						$15.0	$15.0	$15.0	$15.0	$15.0	$15.0
Amortization Schedule	Interest Rate											
Wells Stock Revolver	L + 1.50%							$--	$--	$--	$--	$--
Wells Stock Term Loan	L + 1.50%							(8.8)	--	--	--	--
Wells Equipment Loan	L + 0.89%							(1.0)	(1.0)	(1.0)	(1.0)	(1.0)
BOK Building Loan	L + 1.50%							(2.3)	(1.5)	--	--	--
Total Amortization								($12.0)	($2.5)	($1.0)	($1.0)	($1.0)

Refinancing Assumptions			2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
			Fiscal Year Ended December 31,										
Transaction Fees as % of Total		1.5%											
Refinancing Year		2010											
Capitalized Transaction Fees								$3.0	$--	$--	$--	$--	$--
Amortization Schedule	Interest Rate	Floor											
New Wells Stock Term	L + 3.25%	1.75%							(40.0)	(40.0)	(40.0)	(40.0)	(40.0)
New Wells 2nd Lien	L + 3.25%	1.75%							--	--	--	--	--
Transaction Fees	5 Years								(0.6)	(0.6)	(0.6)	(0.6)	(0.6)
Amortize? (1=Yes, 0=No)	1.0												

Sources		Uses		Refinance? (1=Yes, 0=No)
New Wells Stock Term	$200.0	Repayment of Wells Stock Revolver	$--	1
New Wells 2nd Lien	--	Repayment of Wells Stock Term Loan	8.8	1
		Repayment of Wells Equipment Loan	--	--
		Repayment of BOK Building Loan	--	--
		Common Stock Tender Offer	188.3	
		Fees and Expenses	3.0	
Total Sources	$200.0	Total Uses	$200.0	

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Regulatory Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
		Fiscal Year Ended December 31,										
Tiger Florida Requirement	$3.0						$3.0	$3.0	$3.0	$3.0	$3.0	$3.0
Tiger Virginia Requirement	$2.0						2.0	2.0	2.0	2.0	2.0	2.0
Tiger Casualty												
Casualty Premiums Written as % of Total						12.4%	12.4%	12.4%	12.4%	12.4%	12.4%	12.4%
Casualty Surplus Requirement	3 to 1						3 to 1	3 to 1	3 to 1	3 to 1	3 to 1	3 to 1
Casualty Regulatory Liabilities						$3.5	$3.5	$3.5	$3.5	$3.5	$3.5	$3.5

Other Drivers	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
	Fiscal Year Ended December 31,										
Inflation Rate							3.0%	3.0%	3.0%	3.0%	3.0%
LIBOR							0.42%	0.62%	0.89%	1.21%	1.54%
Price / Earnings Multiple							9.5x	9.5x	9.5x	9.5x	9.5x
Treasury Repurchases Discount / (Premium) to Market						(10.0%)	5.0%	5.0%	5.0%	5.0%	5.0%

Case Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
		Fiscal Year Ended December 31,										
Current Case: Base	1											
1 Base												
2 Upside												
3 Downside												